UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22699

Nuveen Preferred and Income Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   July 31

Date of reporting period:   January 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 January 2019

Nuveen Closed-End Funds

JPC	Nuveen Preferred & Income Opportunities Fund
JPI	Nuveen Preferred and Income Term Fund
JPS	Nuveen Preferred & Income Securities Fund
JPT	Nuveen Preferred and Income 2022 Term Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chairman’s Letter to Shareholders

Dear Shareholders,

The global economy seemed to reach a turning point in 2018. Deregulation and tax law changes, which lowered corporate and individual tax rates and encouraged companies to repatriate overseas profits, helped boost U.S. economic growth and amplify corporate earnings during 2018. However, economic growth in Europe, China and Japan slowed, with trade tensions, unpredictable politics and tightening financial conditions weighing on consumer and business spending. Corporate earnings provided more positive than negative surprises, although expectations were lower by the fourth quarter of 2018 and markets were more concerned about weaker profits in the future, leading to elevated market volatility.

Although downside risks appear to be rising, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

March 25, 2019

Portfolio Managers’ Comments

Nuveen Preferred & Income Opportunities Fund (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred & Income Securities Fund (JPS)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), both affiliates of Nuveen LLC, are sub-advisers for the Nuveen Preferred & Income Opportunities Fund (JPC). NAM and NWQ each manage approximately half of the Fund’s investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, are the portfolio managers for the NAM team. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA. The Nuveen Preferred and Income Term Fund (JPI) features management by NAM. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception. The Nuveen Preferred & Income Securities Fund (JPS) is sub-advised by a team of specialists at Spectrum Asset Management, Inc. (Spectrum), a wholly owned subsidiary of Principal Global Investors Holding Company (U.S.), LLC. Mark Lieb and Phil Jacoby lead the team. The Nuveen Preferred and Income 2022 Term Fund (JPT) features management by NAM. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception.

Here they discusses key investment strategies and performance of the Funds for the six-month reporting period ended January 31, 2019.

What key strategies were used to manage the Funds during this six-month reporting period ended January 31, 2019 and how did these strategies influence performance?

Nuveen Preferred & Income Opportunities Fund (JPC)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and ten-year periods ended January 31, 2019. For the six-month reporting period ended January 31, 2019, the Fund’s common shares at net asset value (NAV) underperformed the ICE BofAML U.S. All Capital Securities Index and the JPC Blended Benchmark.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

JPC has a policy requiring it to invest at least 80% of its managed assets in preferred securities and contingent capital securities (sometimes referred to as “CoCos”), and permitting it to invest up to 20% opportunistically over the market cycle in other types of securities, primarily income oriented securities such as corporate and taxable municipal debt and common equity.

JPC is managed by two experienced portfolio teams with distinctive, complementary approaches to the preferred market, each managing its own “sleeve” of the portfolio. NAM employs a debt-oriented approach that combines top down relative value analysis of industry sectors with fundamental credit analysis. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential. This multi-team approach gives investors access to a broader investment universe with greater diversification potential.

Nuveen Asset Management (NAM)

For the portion of the Fund managed by NAM, the Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities, including but not limited to contingent capital securities (CoCos). The Fund’s portfolio is actively managed, seeking to capitalize on the strong credit fundamentals across the largest sectors within the issuer base, the category’s healthy yield level, and inefficiencies that often arise between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward highly regulated industries, like banks, insurance companies and utilities, in hopes of benefitting from the added scrutiny of regulatory oversight.

NAM employs a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the $25 par market and the $1,000 par market. Periods of volatility may drive notable differences in valuations between these two markets, as will periods where valuations trend in one direction for an extended period of time. Divergence in valuations is often related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between the $25 par market and $1,000 par market. Technical factors, especially around new issue supply, played a material role in absolute and relative performance during the reporting period ended January 31, 2019.

During the reporting period, investment performance was mixed across various segments within NAM’s market. For example, the bank and insurance sectors on average posted positive returns, while the real estate investment trust (REIT), industrial and utility sectors posted negative returns. $25 par preferred securities, $1,000 par preferred securities and CoCos all posted positive returns on average during the reporting period, while both fixed rate coupon structures and non-fixed rate coupon structures also posted positive returns. Interestingly, both the domestic and the non-U.S. segments within the Blended Benchmark Index posted positive returns on average during the six month reporting period ended January 31, 2019.

Taking a closer look at asset class level performance, the positive absolute return for the Blended Benchmark was due primarily to the yield generated from the combined preferred securities and CoCos markets, as price returns were modestly negative for both broad categories. On average, prices moved lower across the investible universe due to wider credit spreads, defined as option adjusted spreads (OAS). However, wider credit spreads were partly offset by lower U.S. treasury yields during the reporting period. OAS for the Blended Benchmark Index pushed wider during the reporting period by roughly 70 basis points, while the U.S. 10-year Treasury rate decreased by 33 basis points. Within the Blended Benchmark Index, OAS moved disproportionately wider for the preferred securities segment, or the

non-CoCo, segment of NAM’s universe. This was surprising given that the fundamental story and the technical story during the reporting period seemed to favor the domestic preferred security market. Specifically, the fundamental story for U.S. banks, in NAM’s opinion, continued to improve during the reporting period. For the first time ever, the domestic bank sector generated aggregate profits exceeding $100 billion for a calendar year, or 2018. In addition, the 2018 bank stress tests, arguably the toughest to date, further demonstrated the strength and resiliency of bank balance sheets and their ability to weather economic conditions worse than the Great Financial Crisis itself. Furthermore, the banks’ stress test results were formidable enough that the sector’s toughest critic and regulator, the Federal Reserve, allowed banks to return a substantial amount of capital back to common shareholders via higher dividends and share buybacks. Coupled with this fundamental story, the technical supply within the preferred securities market should have been just as disproportionately supportive of valuations. For the six-month reporting period ended January 31, 2019, net new issue flow within the preferred securities market was slightly negative, while at the same time, net new issue flow within the CoCo market was slightly positive.

That being said, NAM believed that the relative underperformance of the preferred securities segment of the market relative to CoCos was due primarily to a difference in tax-loss harvesting activity during the latter part of 2018. Tax-loss harvesting tends to be more pervasive in markets with a significant retail investor presence, such as the domestic preferred securities market and the domestic municipal bond market. Retail investors and retail advisors tend to be more active with respect to harvesting year-end losses for tax management purposes compared to their institutional counterparts, especially considering almost all retail investors have the same fiscal year-end of December 31. NAM feels tax loss selling disproportionately weighed on the preferred securities segment NAM’s universe compared to CoCos where there is little, if any, direct retail participation. This dynamic seemed to be supported by investor flow data. The fourth quarter of 2018 was the largest quarterly outflow from the Morningstar category encompassing preferred security open-end funds and preferred security exchange-traded funds (ETFs) going back 18 years to 2001, a period of time that includes the Financial Crisis of 2008 and the Taper Tantrum of 2013.

NAM incorporated several active themes relative to the Blended Benchmark Index during the reporting period, including an underweight to CoCos and a corresponding overweight to domestic issuers, an overweight to the $1,000 par side of the market, and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate).

During the reporting period, the underweight to CoCos detracted modestly from performance relative to the Blended Benchmark Index, as CoCos outperformed during the reporting period. As of January 31, 2019, the Fund had an allocation of approximately 31% to CoCos, well below the 40% allocation within the Blended Benchmark Index. While the average OAS for the CoCos segment of the Blended Benchmark did indeed move wider, it increased by roughly 60 basis points during the reporting period, below the roughly 75 basis point move wider in the preferred securities segment of the same index. The relative performance was even more perplexing when one considers the relatively supportive fundamental and technical backdrop of the preferred securities market as discussed earlier, coupled with geopolitical headlines emanating from the United Kingdom and Italy, as well as deteriorating economic data outside the U.S., all of which should have weighed disproportionately on the CoCos segment of the market. However, and as NAM mentioned earlier, it is NAM’s belief that intense tax-loss harvesting related outflows from the domestic preferred securities market is what led to this segment’s underperformance during the reporting period.

Within the investable universe, $25 par preferred securities on average outperformed $1,000 par preferred securities. Given the outperformance of the $25 par preferred retail side of the market during the reporting period, NAM’s underweight to those structures detracted from the Fund’s relative performance. As has been the case for some time, NAM maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. First, with respect to relative value, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an OAS basis. OAS for $25 par preferred securities has been driven

Portfolio Managers’ Comments (continued)

lower by retail investors’ disproportionate bias for income-generating investment solutions, exacerbated by a prolonged period of low interest rates. Within the preferred securities universe, the $25 par preferred side of the market aligns best with this retail demand given the small denomination and retail investors’ ease of sourcing these securities as most are exchange-traded. Compounding the situation recently was heavy redemption activity of $25 par preferred securities during 2018, while net new issue supply on the $1,000 par preferred side of the market was slightly positive. In NAM’s opinion, this dearth of $25 par preferred supply created a supply technical that disproportionately supported valuations of $25 par preferred securities versus $1,000 par preferred securities. As of the end of the reporting period and within the Blended Benchmark Index, NAM estimates that the average OAS for $25 par preferred securities stood at +96 basis points, well below the average OAS of +280 basis points for $1,000 par preferred securities.

Second, with respect to managing interest rate risk, NAM’s underweight to the $25 par preferred securities was due to their desire for greater exposure to securities that have coupons with reset features, like floating rate coupons, fixed-to-floating rate coupons and fixed-to-fixed rate coupons. These structures are more common on the institutional $1,000 par preferred side of the market and help to mitigate duration and duration extension risk during a rising interest rate environment. Duration extension can be a significant risk for callable securities with fixed-rate coupons. As of January 31, 2019, the Fund had about 88% of its assets invested in securities that have coupons with reset features, compared to approximately 74% within the Blended Benchmark Index.

Fixed rate coupon structures slightly outperformed non-fixed rate coupon securities during the reporting period. In NAM’s opinion, outperformance of the fixed rate coupon structures was due to two factors; the first being an ancillary effect from the outperformance of $25 par preferred securities, as a vast majority of that universe is indeed comprised of fixed rate coupon structures and the second factor being the modest decrease in U.S. interest rates during reporting period.

JPC utilized short interest rate futures during the period to manage the Fund’s exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period these interest rate futures had a negligible impact on the Fund’s overall total return performance.

NWQ

For the portion of the Fund managed by NWQ, NWQ seeks to achieve high income and a measure of capital appreciation. While the Fund’s investments are primarily preferred securities, a portion of the Fund allows the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

During the reporting period, NWQ’s preferred, equity and high yield bond holdings contributed to performance, while the Fund’s investment grade corporate bonds slightly detracted from performance. Those sectors that contributed to the Fund’s performance included NWQ’s holdings in the real estate and utilities sectors, while the insurance and banking sectors were the largest detractor.

Several of NWQ’s holdings performed well during the reporting period, including Bank of America Corporation 6.5% fixed to float preferreds. During the reporting period, Bank of America reported impressive results, continuing its ability to deliver strong and improving fundamentals and credit profile. The bank has successfully transformed its operating profile and balance sheet back to health over the past years and thereby drove Bank of America’s credits spreads tighter and more in-line with that of JPMorgan Chase & Company and Wells Fargo & Company. NextEra Energy Inc.’s mandatory convertible preferred was a contributor to performance. In addition to benefitting from sector rotation due to economic slowdown concerns, NextEra reported solid earnings underpinned by a growing renewable backlog and extending the long-term growth rate out an additional year. Lastly, Qwest Corporation senior notes contributed to performance. During the reporting period, the company redeemed $1.3 billion aggregate principal of notes issued by Qwest Corporation. This redemption effectively reduced interest cost to the company and built on the effort of management to simplify its capital structure following the Level 3 acquisition.

Positions that detracted from performance included, preferred stock of General Electric Corporation (GE). GE preferred underperformed after Moody’s downgraded the company’s ratings from A2 to Baa1 on the senior notes, which triggered a series of forced selling across GE’s capital structure. Fundamental concerns also plagued the market sentiment of the company, including the weak performance of its power segment, its cash flow conversion capabilities, timeline for asset sales, lingering contingent liabilities and lack of clarity in its broader strategic moves. GE has recently rebounded off the lows as investors are beginning to see the new CEO taking action in asset sales and other organizational changes. Also detracting from performance were the preferred shares of General Motors Financial Company Inc. The security declined on the back of a new preferred issuance by General Motors in late third quarter 2018 with decent concession. Additionally, the late cycle characteristics of the auto industry along with the headwinds with the trade war have been pressuring the preferreds, despite management’s efforts to improve its credit quality. Lastly, high yield bonds of Dean Foods Company detracted from performance. Earnings came weaker than expected and the deleveraging effort proved to be much tougher than expected. Driver shortage and higher fuel costs had an outsized negative impact due to the short shelf life of fluid milk. We continue to hold these positions.

Nuveen Preferred and Income Term Fund (JPI)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and since inception periods ended January 31, 2019. For the six-month reporting period ended January 31, 2019, the Fund’s common shares at net asset value (NAV) underperformed the ICE BofAML U.S. All Capital Securities Index and the JPI Blended Benchmark Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities, including but not limited to contingent capital securities (CoCos). The Fund’s portfolio is actively managed, seeking to capitalize on the strong credit fundamentals across the largest sectors within the issuer base, the category’s healthy yield level, and inefficiencies that often arise between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward highly regulated industries, like banks, insurance companies and utilities, in hopes of benefitting from the added scrutiny of regulatory oversight.

NAM employs a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, we tactically and strategically shift capital between the $25 par market and the $1,000 par market. Periods of volatility may drive notable differences in valuations between these two markets, as will periods where valuations trend in one direction for an extended period of time. Divergence in valuations is often related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors, especially around new issue supply, played a material role in absolute and relative performance during the reporting period.

During the reporting period, investment performance was mixed across various segments within NAM’s market. For example, the bank and insurance sectors on average posted positive returns, while the real estate investment trust (REITs), industrial, and utility sectors posted negative returns. $25 par preferred securities, $1,000 par preferred securities and

Portfolio Managers’ Comments (continued)

CoCos all posted positive returns on average during the reporting period, while both fixed rate coupon structures and non-fixed rate coupon structures also posted positive returns. Interestingly, both the domestic and the non-U.S. segments within the Blended Benchmark Index posted positive returns on average during the reporting period.

Taking a closer look at asset class level performance, the positive absolute return for the Blended Benchmark was due primarily to the yield generated from the combined preferred securities and CoCos markets, as price returns were modestly negative for both broad categories. On average, prices moved lower across the investible universe due to wider credit spreads, defined as option adjusted spreads (OAS). However, wider credit spreads were partly offset by lower U.S. treasury yields during the period. OAS for the Blended Benchmark Index pushed wider during the reporting period by roughly 70 basis points, while the U.S. 10-year Treasury rate decreased by 33 basis points. Within the Blended Benchmark Index, OAS moved disproportionately wider for the preferred securities segment, or the non-CoCo, segment of NAM’s universe. This was surprising given that the fundamental story and the technical story during the reporting period seemed to favor the domestic preferred security market. Specifically, the fundamental story for U.S. banks, in NAM’s opinion, continued to improve during the reporting period. For the first time ever, the domestic bank sector generated aggregate profits exceeding $100 billion for a calendar year, or 2018. In addition, the 2018 bank stress tests, arguably the toughest to date, further demonstrated the strength and resiliency of bank balance sheets and their ability to weather economic conditions worse than the Great Financial Crisis itself. Furthermore, the banks’ stress test results were formidable enough that the sector’s toughest critic and regulator, The Federal Reserve, allowed banks to return a substantial amount of capital back to common shareholders via higher dividends and share buybacks. Coupled with this fundamental story, the supply technical within the preferred securities market should have been just as disproportionately supportive of valuations. During the reporting period, net new issue flow within the preferred securities market was slightly negative, while at the same time, net new issue flow within the CoCo market was slightly positive.

That being said, NAM believes that the relative underperformance of the preferred securities segment of the market relative to CoCos was due primarily to a difference in tax-loss harvesting activity during the latter part of 2018. Tax-loss harvesting tends to be more pervasive in markets with a significant retail investor presence, such as the domestic preferred securities market and the domestic municipal bond market. Retail investors and retail advisors tend to be more active with respect to harvesting year-end losses for tax management purposes compared to their institutional counterparts, especially considering almost all retail investors have the same fiscal year-end of December 31. NAM felt tax loss selling disproportionately weighed on the preferred securities segment of NAM’s universe compared to CoCos where there is little, if any, direct retail participation. This dynamic seemed to be supported by investor flow data. The fourth quarter of 2018 was the largest quarterly outflow from the Morningstar category encompassing preferred security open-end funds and preferred security exchange-trade funds (ETFs) going back 18 years to 2001, a period of time that includes the Financial Crisis of 2008 and the Taper Tantrum of 2013.

NAM incorporated several active themes relative to the Blended Benchmark Index during the reporting period, including an underweight to CoCos and a corresponding overweight to domestic issuers, an overweight to the $1,000 par side of the market and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate).

During the reporting period, the underweight to CoCos detracted modestly from performance relative to the Blended Benchmark Index, as CoCos outperformed during the reporting period. As of January 31, 2019, the Fund had an allocation of approximately 31% to CoCos, well below the 40% allocation within the Blended Benchmark Index. While the average OAS for the CoCos segment of the Blended Benchmark did indeed move wider, it increased by roughly 60 basis points during the reporting period, below the roughly 75 basis point move wider in the preferred securities segment of the same index. The relative performance was even more perplexing when one considers the relatively supportive fundamental and technical backdrop of the preferred securities market as discussed earlier, coupled with geopolitical headlines emanating from the United Kingdom and Italy, as well as deteriorating economic data outside the U.S., all of which should have weighed disproportionately on the CoCos segment of the market. However, and as NAM mentioned earlier, it is NAM’s belief that intense tax-loss harvesting related outflows from the domestic preferred securities market is what led to this segment’s underperformance during the reporting period.

Within the investable universe, $25 par preferred securities on average outperformed $1,000 par preferred securities. Given the outperformance of the $25 par preferred retail side of the market during the reporting period, NAM’s underweight to those structures detracted from the Fund’s relative performance. As has been the case for some time, we maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. First, with respect to relative value, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an OAS basis. OAS for $25 par preferred securities has been driven lower by retail investors’ disproportionate bias for income-generating investment solutions, exacerbated by a prolonged period of low interest rates. Within the preferred securities universe, the $25 par preferred side of the market aligns best with this retail demand given the small denomination, and retail investors’ ease of sourcing these securities as most are exchange-traded. Compounding the situation recently was heavy redemption activity of $25 par preferred securities during 2018, while net new issue supply on the $1,000 par preferred side of the market was slightly positive. In NAM’s opinion, this dearth of $25 par preferred supply created a supply technical that disproportionately supported valuations of $25 par preferred securities versus $1,000 par preferred securities. As of the end of the reporting period and within the Blended Benchmark Index, NAM estimates that the average OAS for $25 par preferred securities stood at +96 basis points, well below the average OAS of +280 basis points for $1,000 par preferred securities.

Second, with respect to managing interest rate risk, NAM’s underweight to the $25 par preferred securities was due to their desire for greater exposure to securities that have coupons with reset features, like floating rate coupons, fixed-to-floating rate coupons and fixed-to-fixed rate coupons. These structures are more common on the institutional $1,000 par preferred side of the market and help to mitigate duration and duration extension risk during a rising interest rate environment. Duration extension can be a significant risk for callable securities with fixed-rate coupons. As of January 31, 2019, the Fund had about 88% of its assets invested in securities that have coupons with reset features, compared to approximately 74% within the Blended Benchmark Index.

Fixed rate coupon structures slightly outperformed non-fixed rate coupon securities during the reporting period. In NAM’s opinion, outperformance of the fixed rate coupon structures was due to two factors; the first being an ancillary effect from the outperformance of $25 par preferred securities, as a vast majority of that universe is indeed comprised of fixed rate coupon structures and the second factor being the modest decrease in U.S. interest rates during reporting period.

JPI utilized short interest rate futures during the period to manage the Fund’s exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period these interest rate futures had a negligible impact on the Fund’s overall total return performance.

Nuveen Preferred & Income Securities Fund (JPS)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and ten-year periods ended January 31, 2019. For the six-month reporting period ended January 31, 2019, the Fund’s common shares at net asset value (NAV) underperformed the ICE BofAML U.S. All Capital Securities Index and the JPS Blended Benchmark.

The investment objective of the Fund is to seek high current income consistent with capital preservation with a secondary objective to enhance portfolio value relative to the broad market for preferred securities. Under normal market conditions, the Fund seeks to invest at least 80% of its net assets in preferred securities and up to 20% of its net assets in debt securities, including convertible debt and convertible preferred securities.

Portfolio Managers’ Comments (continued)

In advance of the ninth Federal Reserve (Fed) rate increase by December 2018, the Fed was confident in communicating that they were a long way from stopping their rate increases. These comments in early October 2018 created discourse in the markets as U.S. Treasuries, credit and equity markets declined. The Fed quickly walked back its aggressive talk to become decidedly dovish, which was a major reversal in tone and broadcasted expectations for future policy. When the Fed did not raise rates, this lead to a significant U.S. Treasury bond rally, but a similarly significant sell-off in equity prices that bled into credit. The retail preferred market traded off more significantly than the institutional sector did during the reporting period, but both correlated more closely on the way down. Spreads widened by 336 basis points in the retail sector and 140 basis points in the institutional sectors.

The basic strategy of the Fund calls for investing in junior subordinated, high income securities of companies with investment grade ratings. Spectrum has tactical exposure to both institutional sectors of the junior subordinated capital securities, which includes both preferred and contingent capital securities (CoCos). A preferred security represents a capital security issued either through charter amendment (as a stock) or through indenture (as a bond). For preferred securities, any reorganization would be processed through a bankruptcy court. Preferred security payments are in priority to common stock dividends, yet can be deferred, which means payments are cumulative or they can be eliminated which means payments are non-cumulative without causing an immediate event of default. Any principal loss absorption on a preferred security would be forced through a statutory resolution in a bankruptcy proceeding. A CoCo represents a capital security issued through indenture. For CoCos, a reorganization would be processed through the contracts of its capital before falling into an actual bankruptcy. CoCos payments are non-cumulative, subject to payment limitations and may not be paid in priority to common stock dividends (i.e. they are pari passu to common stock dividends); and can be reduced or eliminated without causing an event of default. Principal loss absorption on a CoCo could be forced through a regulatory action in advance of any bankruptcy proceeding.

The Fund owns a blend of junior subordinated capital securities in the two segments, the preferred securities segment, represented by the ICE BofAML All Capital Securities Index, comprises approximately 59.4% of the Fund (including some cash) and the CoCos segment, represented by the ICE BofAML Contingent Capital Index comprises 40.6% of the Fund at the end of the reporting. In addition, the duration risk of the Fund declined by 0.35 years as the negative convexity risk in the Fund’s portfolio has been mitigated through sector and security selection.

The Fund owns a blend of preferred securities and contingent capital securities that offer the potential for high income. Specifically, Spectrum seeks to maintain a balance of high income and security structure that should perform defensively in a rising rate environment by including term structures such as coupons that would be floating or re-fixed at increased market benchmark rates. During the reporting period, the Fund owned a few high coupon securities which became callable during a time, especially in November and December 2018, when cash liquidity was important to have available. Security selection in the preferred stock sector and corporate hybrid securities sector also benefited performance. Individual holdings that contributed to performance included, CoCo holdings such as Royal Bank of Scotland 7.50%, Credit Suisse 7.50% and Lloyds 7.50%.

Tactics that constrained the Fund’s performance were largely external to the Fund, which was primarily a significant increase in systematic risk during the fourth quarter of 2018. Except for floating rate capital securities, there was not a single sector of junior subordination debt that had positive returns for the fourth quarter. Modest Fund deleveraging later in the fourth quarter also constrained performance in January.

Individual holdings that detracted from performance included Nationwide Financial 6.75%, Penn Power & Light Capital 3mL+267 floaters and Florida Power & Light 3mL+213 floaters, all junior subordinated debt securities.

Nuveen Preferred and Income 2022 Term Fund (JPT)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended January 31, 2019. For the six-month reporting period ended January 31, 2019, the Fund’s common shares at net asset value (NAV) underperformed the ICE BofAML U.S. All Capital Securities Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund’s portfolio is actively managed, seeking to capitalize on strong and continuously improving credit fundamentals across the issuer base, the category’s healthy yield level, and inefficiencies that often evolve between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies. The Fund does not invest in contingent capital securities (otherwise known as CoCos).

NAM employs a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets, as will periods where valuations trend in one direction for an extended period of time. This dynamic is often related to differences in how retail and institutional markets perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

Within JPT, NAM incorporated several prominent active themes within the Fund relative to its benchmark during the reporting period, of particular note an overweight to the $1,000 par side of the market, and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate).

Given the outperformance of the $25 par preferred side of the market during the reporting period, NAM’s overweight to $1,000 par preferred structures detracted from the Fund’s relative results. As has been the case for several quarters, NAM maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. First, from a relative value perspective, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an OAS basis. OAS for $25 par preferred securities has been driven lower by retail investors’ disproportionate bias for income-generating investment solutions, exacerbated by a prolonged period of low interest rates. Within the preferred securities universe, the $25 par preferred side of the market is best positioned to meet this retail demand given the small denomination, and the ease of sourcing these securities as most are exchange-traded. In addition, recent heavy redemption of $25 par preferred securities has created a supply technical that disproportionately supports valuations of $25 par preferred securities versus $1,000 par preferred securities. As of the end of the reporting period, and within the Benchmark Index, NAM estimates that the average OAS for $25 par preferred securities stood at +96 basis points, well below the average OAS of +280 basis points for $1,000 par preferred securities.

Second, with respect to interest rate risk, NAM’s overweight to $1,000 par securities allows us to gain greater exposure to securities that have coupons with reset features, like floating rate coupons, fixed-to-floating rate coupons and fixed-to-fixed rate coupons. These structures are more common on the institutional $1,000 par side of the market and help to mitigate duration and duration extension risk during a rising interest rate environment. Duration extension can be a significant risk for callable securities with fixed-rate coupons.

Portfolio Managers’ Comments (continued)

As of January 31, 2019, the Fund had about 82% of its assets invested in securities that have coupons with reset features, compared to approximately 60% within the Index. Contrary to expectations given rising interest rates during the reporting period, fixed rate coupon structures outperformed securities that had coupons with reset features. In NAM’s opinion, this was an ancillary effect from the outperformance of $25 par preferred securities, as a vast majority of that universe is comprised of fixed rate coupon structures, coupled with the modest move lower in U.S. treasury rates during the reporting period.

JPT utilized short interest rate futures during the period to manage the Fund’s exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period these interest rate futures had a negligible impact on the Fund’s overall total return performance.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings as well as the use of reverse repurchase agreements for JPC and JPS. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Funds’ use of leverage had a negligible impact on total return performance for JPC, JPI and JPT during this reporting period, while it had a positive impact on total return performance for JPS.

JPC, JPI and JPS continued to utilize forward starting interest rate swap contracts to partially hedge the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. During this reporting period, these swap contracts had a negative impact to overall Fund total return performance.

As of January 31, 2019, the Funds’ percentages of leverage are shown in the accompanying table.

	JPC	JPI	JPS	JPT
Effective Leverage*	34.80%	29.80%	35.03%	21.34%
Regulatory Leverage*	28.99%	29.80%	30.26%	21.34%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of the Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2018	Draws	Paydowns	January 31, 2019	Average Balance Outstanding	Draws	Paydowns	March 27, 2019
JPC	$437,000,000	$—	$(30,000,000)	$407,000,000	$425,016,304	$48,000,000	$—	$455,000,000
JPI	$225,000,000	$—	$—	$225,000,000	$225,000,000	$—	$15,000,000	$210,000,000
JPS	$845,300,000	$—	$(22,000,000)	$823,300,000	$836,691,304	$30,000,000	$—	$853,300,000
JPT	$42,500,000	$—	$—	$42,500,000	$42,500,000	$—	$—	$42,500,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Reverse Repurchase Agreements

As noted above, JPC and JPS utilized reverse repurchase agreements. JPI utilized reverse repurchase agreements subsequent to the reporting period. The Funds’ transactions in reverse repurchase agreements are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2018	Purchases	Sales	January 31, 2019	Average Balance Outstanding	Purchases	Sales	March 27, 2019
JPC	$125,000,000	$—	$—	$125,000,000	$125,000,000	$—	$—	$125,000,000
JPI	$—	$—	$—	$—	$—	$60,000,000	$—	$60,000,000
JPS	$200,000,000	$—	$—	$200,000,000	$200,000,000	$60,000,000	$—	$260,000,000

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of January 31, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	JPC	JPI	JPS	JPT
August 2018	$0.0610	$0.1355	$0.0560	$0.1185
September	0.0610	0.1355	0.0560	0.1185
October	0.0610	0.1355	0.0560	0.1185
November	0.0610	0.1355	0.0560	0.1185
December	0.0610	0.1355	0.0560	0.1185
January 2019	0.0610	0.1355	0.0560	0.1185
Total Distributions	$0.3660	$0.8130	$0.3360	$0.7110

Current Distribution Rate*	7.96%	7.35%	7.35%	6.29%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES

During August 2018, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

Common Share Information (continued)

As of January 31, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Common shares cumulatively repurchased and retired	2,826,100	0	38,000	0
Common shares authorized for repurchase	10,335,000	2,275,000	20,380,000	685,000

During the current reporting period, JPS repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

JPS
Common shares repurchased and retired	38,000
Weighted average price per common share repurchased and retired	$7.38
Weighted average discount per common share repurchased and retired	17.59%

During the current reporting period, none of the other Funds repurchased any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of January 31, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Common share NAV	$9.65	$23.29	$9.31	$22.93
Common share price	$9.20	$22.11	$9.14	$22.59
Premium/(Discount) to NAV	(4.66)%	(5.07)%	(1.83)%	(1.48)%
6-month average premium/(discount) to NAV	(7.73)%	(6.55)%	(9.22)%	(4.27)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Preferred & Income Opportunities Fund (JPC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. These and other risk considerations such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPC.

Nuveen Preferred and Income Term Fund (JPI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPI.

Nuveen Preferred & Income Securities Fund (JPS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPS.

Risk Considerations (continued)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPT.

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JPC	Nuveen Preferred & Income Opportunities Fund Performance Overview and Holding Summaries as of January 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JPC at Common Share NAV	(1.39)%	(2.46)%	6.86%	14.35%
JPC at Common Share Price	1.47%	1.54%	8.84%	16.79%
ICE BofAML U.S. All Capital Securities Index	0.85%	1.60%	5.94%	10.31%
JPC Blended Benchmark	0.96%	2.00%	6.53%	9.75%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	73.2%
$25 Par (or similar) Retail Preferred	42.9%
Contingent Capital Securities	26.2%
Corporate Bonds	5.1%
Convertible Preferred Securities	2.6%
Common Stocks	0.3%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	1.2%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	153.3%
Borrowings	(40.8)%
Reverse Repurchase Agreements	(12.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	42.4%
Insurance	13.2%
Capital Markets	9.9%
Food Products	6.3%
Consumer Finance	4.6%
Electric Utilities	2.5%
Industrial Conglomerates	2.4%
Other	17.5%
Repurchase Agreements	1.2%
Total	100%

Country Allocation1

(% of total investments)

United States	72.4%
United Kingdom	7.9%
France	4.9%
Switzerland	3.6%
Canada	1.9%
Australia	1.8%
Italy	1.8%
Spain	1.7%
Bermuda	1.4%
Netherlands	1.0%
Other	1.6%
Total	100%

Top Five Issuers

(% of total long-term
investments)

JPMorgan Chase & Company	3.6%
Citigroup Inc.	3.5%
Bank of America Corporation	3.3%
Land O’ Lakes Inc.	3.3%
Wells Fargo & Company	3.2%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	0.5%
BBB	54.7%
BB or Lower	42.4%
N/R (not rated)	2.4%
Total	100%

1	Includes 1.7% (as a percentage of total investments) in emerging market countries.

JPI	Nuveen Preferred and Income Term Fund Performance Overview and Holding Summaries as of January 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JPI at Common Share NAV	(1.14)%	(3.26)%	6.88%	7.82%
JPI at Common Share Price	(0.79)%	(0.44)%	7.87%	6.67%
ICE BofAML U.S. All Capital Securities Index	0.85%	1.60%	5.94%	6.53%
JPI Blended Benchmark	1.18%	0.97%	6.46%	5.56%

Since inception returns are from 7/26/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	64.6%
Contingent Capital Securities	43.7%
$25 Par (or similar) Retail Preferred	33.1%
Repurchase Agreements	0.0%
Other Assets Less Liabilities	1.0%
Net Assets Plus Borrowings	142.4%
Borrowings	(42.4)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	47.9%
Insurance	14.3%
Capital Markets	9.7%
Food Products	5.1%
Diversified Financial Services	4.4%
Other	18.6%
Repurchase Agreements	0.0%
Total	100%

Country Allocation1

(% of total investments)

United States	56.3%
United Kingdom	11.9%
France	8.8%
Switzerland	6.4%
Spain	3.4%
Australia	3.2%
Italy	3.2%
Bermuda	1.7%
Netherlands	1.5%
Canada	1.3%
Other	2.3%
Total	100%

Top Five Issuers

(% of total long-term
investments)

JPMorgan Chase & Company	3.5%
Farm Credit Bank of Texas	3.3%
UBS Group AG	3.3%
Credit Suisse Group AG	3.2%
Barclays Bank PLC	3.1%

Portfolio Credit Quality

(% of total long-term fixed-income
investments)

A	0.6%
BBB	55.6%
BB or Lower	41.7%
N/R (not rated)	2.1%
Total	100%

1	Includes 1.8% (as a percentage of total investments) in emerging market countries.

JPS	Nuveen Preferred & Income Securities Fund Performance Overview and Holding Summaries as of January 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JPS at Common Share NAV	(0.82)%	(3.03)%	7.46%	14.70%
JPS at Common Share Price	6.29%	4.61%	9.87%	14.41%
ICE BofAML U.S. All Capital Securities Index	0.85%	1.60%	5.94%	6.62%
JPS Blended Benchmark	1.18%	0.97%	6.46%	9.75%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	69.8%
Contingent Capital Securities	62.5%
$25 Par (or similar) Retail Preferred	14.8%
Investment Companies	1.2%
Convertible Preferred Securities	0.9%
Corporate Bonds	0.8%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	2.0%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	153.9%
Borrowings	(43.4)%
Reverse Repurchase Agreements	(10.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	55.9%
Insurance	18.6%
Capital Markets	11.3%
Other	12.1%
Investment Companies	0.8%
Repurchase Agreements	1.3%
Total	100%

Country Allocation1

(% of total investments)

United States	44.2%
United Kingdom	20.0%
France	11.4%
Switzerland	7.9%
Netherlands	2.4%
Australia	2.3%
Canada	2.2%
Finland	1.7%
Sweden	1.6%
Bermuda	1.5%
Other	4.8%
Total	100%

Top Five Issuers

(% of total long-term
investments)

HSBC Holdings PLC	4.8%
Lloyds Banking Group PLC	4.5%
BNP Paribas	4.1%
Credit Suisse Group AG	4.1%
Societe Generale SA	4.0%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	5.2%
BBB	68.3%
BB or Lower	26.5%
Total	100%

1	Includes 1.5% (as a percentage of total investments) in emerging market countries.

JPT	Nuveen Preferred and Income 2022 Term Fund Performance Overview and Holding Summaries as of January 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JPI at Common Share NAV	(1.07)%	(2.02)%	2.29%
JPI at Common Share Price	0.67%	2.05%	0.87%
ICE BofAML U.S. All Capital Securities Index	0.85%	1.60%	4.40%

Since inception returns are from 1/26/17. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	95.0%
$25 Par (or similar) Retail Preferred	31.7%
Other Assets Less Liabilities	0.4%
Net Assets Plus Borrowings	127.1%
Borrowings	(27.1)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	34.4%
Insurance	21.9%
Capital Markets	10.4%
Food Products	7.8%
U.S. Agency	3.9%
Diversified Financial Services	3.7%
Other	17.9%
Total	100%

Country Allocation1

(% of total investments)

United States	75.6%
United Kingdom	5.2%
Australia	4.9%
France	3.7%
Canada	2.3%
Bermuda	2.2%
Ireland	1.7%
Germany	1.6%
Netherlands	1.5%
Japan	1.3%
Total	100%

Top Five Issuers

(% of total long-term investments)

Morgan Stanley	4.5%
JPMorgan Chase & Company	4.2%
Bank of America Corporation	4.2%
Farm Credit Bank of Texas	3.9%
Goldman Sachs Group Inc.	3.9%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)

A	3.2%
BBB	62.6%
BB or Lower	32.7%
N/R (not rated)	1.5%
Total	100%

1	Includes 2.2% (as a percentage of total investments) in emerging market countries.

JPC	Nuveen Preferred & Income Opportunities Fund Portfolio of Investments January 31, 2019

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 150.3% (98.8% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 73.2% (48.5% of Total Investments)

	Air Freight & Logistics – 0.5%

$5,153	XPO Logistics Inc., 144A, (3)	6.500%	6/15/22	BB	$5,262,501

	Automobiles – 2.0%

21,660	General Motors Financial Company Inc., (4)	5.750%	N/A (5)	BB+	18,573,450
1,850	General Motors Financial Company Inc.	6.500%	N/A (5)	BB+	1,637,250
	Total Automobiles				20,210,700

	Banks – 33.3%

3,335	Ally Financial Inc., (3)	8.000%	3/15/20	BB+	3,489,244
34,195	Bank of America Corporation, (3)	6.500%	N/A (5)	BBB–	36,814,679
10,510	Bank of America Corporation, (4)	6.300%	N/A (5)	BBB–	11,329,149
1,740	Bank of America Corporation	6.100%	N/A (5)	BBB–	1,829,175
3,575	Barclays Bank PLC, 144A	10.179%	6/12/21	A–	4,047,846
4,170	BNP Paribas SA, 144A	7.195%	N/A (5)	BBB	4,360,235
10,675	CIT Group Inc.	5.800%	N/A (5)	BB–	10,201,777
16,975	Citigroup Inc.	6.250%	N/A (5)	BB+	17,569,125
12,260	Citigroup Inc., (4)	5.875%	N/A (5)	BB+	12,351,950
7,885	Citigroup Inc.	6.125%	N/A (5)	BB+	8,003,275
3,475	Citigroup Inc.	5.800%	N/A (5)	BB+	3,492,410
8,264	Citizens Financial Group Inc.	5.500%	N/A (5)	BB+	8,300,362
4,690	CoBank ACB, (3)	6.250%	N/A (5)	BBB+	4,836,563
3,560	Commerzbank AG, 144A, (4)	8.125%	9/19/23	BBB	3,944,454
1,385	First Union Capital II	7.950%	11/15/29	BBB+	1,717,854
3,559	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (5)	BBB+	5,107,165
3,675	Huntington Bancshares Inc.	5.700%	N/A (5)	BBB–	3,463,687
33,720	JPMorgan Chase & Company	6.750%	N/A (5)	BBB	36,343,753
8,910	JPMorgan Chase & Company	5.300%	N/A (5)	BBB	9,043,650
125	JPMorgan Chase & Company	6.100%	N/A (5)	BBB	127,969
8,866	JPMorgan Chase & Company, (3-Month LIBOR reference rate + 3.470% spread), (6)	5.990%	N/A (5)	BBB	8,906,340
2,390	Keycorp Convertible Preferred Stock	5.000%	N/A (5)	BBB–	2,259,888
19,110	Lloyds Bank PLC, 144A, (3)	12.000%	N/A (5)	BBB–	22,982,087
6,470	M&T Bank Corporation, (3)	6.450%	N/A (5)	BBB	6,793,500
4,020	M&T Bank Corporation, (4)	5.125%	N/A (5)	BBB	3,929,550
22,223	PNC Financial Services Group Inc., (3)	6.750%	N/A (5)	BBB	23,278,592
5,656	PNC Financial Services Group Inc.	5.000%	N/A (5)	BBB	5,373,200
3,528	Royal Bank of Scotland Group PLC, (4)	7.648%	N/A (5)	BBB–	4,297,527
5,325	SunTrust Banks Inc.	5.625%	N/A (5)	BBB–	5,351,625
3,250	SunTrust Banks Inc.	5.050%	N/A (5)	BBB–	3,071,250
4,360	Wachovia Capital Trust III	5.570%	N/A (5)	BBB	4,215,706
2,530	Wells Fargo & Company	5.900%	N/A (5)	BBB	2,555,300
34,500	Wells Fargo & Company, (3)	5.875%	N/A (5)	BBB	35,793,750
6,240	Wells Fargo & Company, (3-Month LIBOR reference rate + 3.770% spread), (6)	6.104%	N/A (5)	BBB	6,280,560
9,666	Zions Bancorporation, (4)	7.200%	N/A (5)	BB+	10,052,640
	Total Banks				331,515,837

	Capital Markets – 2.3%

2,070	Bank of New York Mellon	4.950%	N/A (5)	BBB+	2,093,453
9,240	Goldman Sachs Group Inc.	5.375%	N/A (5)	BB+	9,193,800
6,245	Goldman Sachs Group Inc., (4)	5.300%	N/A (5)	BB+	6,166,938
3,600	Morgan Stanley	5.550%	N/A (5)	BB+	3,618,000
1,525	State Street Corporation, (4)	5.250%	N/A (5)	BBB+	1,530,719
	Total Capital Markets				22,602,910

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Chemicals – 1.0%

8,525	Blue Cube Spinco LLC, (3)	9.750%	10/15/23	BB+	$9,505,375

	Commercial Services & Supplies – 0.6%

6,290	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	6,106,458

	Consumer Finance – 2.4%

3,670	American Express Company, (4)	4.900%	N/A (5)	BBB	3,633,300
3,356	American Express Company, (4)	5.200%	N/A (5)	BBB	3,377,982
8,620	Capital One Financial Corporation, (4)	5.550%	N/A (5)	BBB–	8,688,960
8,570	Discover Financial Services, (4)	5.500%	N/A (5)	BB	7,809,412
	Total Consumer Finance				23,509,654

	Diversified Financial Services – 2.8%

15	Compeer Financial ACA, 144A	6.750%	N/A (5)	BB+	15,096,000
3,523	Cooperative Rabobank UA, 144A	11.000%	N/A (5)	BBB	3,622,172
7,350	Voya Financial Inc., (4)	6.125%	N/A (5)	BB+	7,276,500
1,750	Voya Financial Inc., (4)	5.650%	5/15/53	BBB–	1,697,500
	Total Diversified Financial Services				27,692,172

	Electric Utilities – 2.7%

2,620	Electricite de France SA, 144A	5.250%	N/A (5)	BBB	2,593,800
23,985	Emera Inc., (3)	6.750%	6/15/76	BBB–	24,464,700
	Total Electric Utilities				27,058,500

	Equity Real Estate Investment Trusts – 1.3%

12	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (5)	BB+	12,992,550

	Food Products – 5.4%

2,245	Dairy Farmers of America Inc., 144A, (4)	7.125%	N/A (5)	BB+	2,093,462
1,785	Dean Foods Company, 144A, (3)	6.500%	3/15/23	B+	1,389,230
34,865	Land O’ Lakes Inc., 144A, (3)	8.000%	N/A (5)	BB	35,998,113
7,340	Land O’ Lakes Inc., 144A	7.000%	N/A (5)	BB	7,046,400
6,965	Land O’ Lakes Inc., 144A	7.250%	N/A (5)	BB	6,843,112
	Total Food Products				53,370,317

	Independent Power and Renewable Electricity Producers – 0.5%

5,000	Vistra Energy Corporation	7.625%	11/01/24	BB	5,312,500

	Industrial Conglomerates – 3.7%

41,845	General Electric Corporation	5.000%	N/A (5)	BBB–	36,823,600

	Insurance – 10.9%

2,740	Aegon NV, (4)	5.500%	4/11/48	BBB+	2,575,600
4,635	American International Group Inc., (4)	5.750%	4/01/48	BBB	4,333,725
9,814	Assurant Inc., (4)	7.000%	3/27/48	BB+	9,470,510
22,575	Assured Guaranty Municipal Holdings Inc., 144A	6.400%	12/15/66	BBB+	21,784,875
2,108	La Mondiale SAM, Reg S	7.625%	10/23/67	BBB	2,127,280
7,117	Liberty Mutual Group Inc., 144A, (3)	7.800%	3/15/37	BBB–	8,033,314
9,335	MetLife Capital Trust IV, 144A, (3)	7.875%	12/15/37	BBB	11,141,836
4,715	MetLife Inc., 144A, (3)	9.250%	4/08/38	BBB	6,094,138
2,775	MetLife Inc., (4)	5.875%	N/A (5)	BBB	2,766,814
655	MetLife Inc.	5.250%	N/A (5)	BBB	656,965
575	Nationwide Financial Services Capital Trust, (3)	7.899%	3/01/37	BBB	604,512
9,550	Nationwide Financial Services Inc., (3)	6.750%	5/15/37	BBB	9,741,000
8,455	Provident Financing Trust I, (4)	7.405%	3/15/38	BBB–	8,708,650
3,315	Prudential Financial Inc., (4)	5.875%	9/15/42	BBB+	3,447,600
14,375	QBE Insurance Group Ltd, 144A, (4)	7.500%	11/24/43	BBB+	15,453,125
1,540	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	1,599,675
	Total Insurance				108,539,619

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments January 31, 2019

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Interactive Media & Services – 0.1%

1,825	Rackspace Hosting Inc., 144A, (3)	8.625%	11/15/24	B+	$1,528,437

	Media – 1.0%

10,000	Liberty Interactive LLC, (3)	8.500%	7/15/29	BB	10,150,000

	Metals & Mining – 0.4%

2,630	BHP Billiton Finance USA Ltd, 144A	6.250%	10/19/75	BBB+	2,720,867
1,600	BHP Billiton Finance USA Ltd, 144A, (4)	6.750%	10/19/75	BBB+	1,744,000
	Total Metals & Mining				4,464,867

	Multi-Utilities – 0.7%

4,260	CenterPoint Energy Inc., (4)	6.125%	N/A (5)	BBB–	4,260,000
3,235	NiSource Inc., 144A	5.650%	N/A (5)	BBB–	3,116,373
	Total Multi-Utilities				7,376,373

	Oil, Gas & Consumable Fuels – 0.5%

5,015	Transcanada Trust, (3)	5.875%	8/15/76	BBB	4,895,643

	U.S. Agency – 1.1%

5,835	Farm Credit Bank of Texas, 144A	6.200%	N/A (5)	BBB	5,718,300
5	Farm Credit Bank of Texas, 144A, (4)	10.000%	N/A (5)	BBB+	5,240,500
	Total U.S. Agency				10,958,800
	Total $1,000 Par (or similar) Institutional Preferred (cost $736,450,026)				729,876,813

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 42.9% (28.2% of Total Investments)

	Banks – 8.8%

364,931	Citigroup Inc., (4)	7.125%		BB+	$10,828,324
138,450	CoBank Agricultural Credit Bank, 144A, (7)	6.250%		BBB+	17,729,937
63,111	CoBank Agricultural Credit Bank, (4), (7)	6.200%		BBB+	7,311,100
38,725	CoBank Agricultural Credit Bank, (7)	6.125%		BBB+	3,903,480
126,703	Fifth Third Bancorporation, (4)	6.625%		BBB–	5,857,703
178,757	FNB Corporation, (3)	7.250%		BB	4,983,745
265,000	Huntington Bancshares Inc., (4)	6.250%		BBB–	11,280,516
109,175	KeyCorp, (4)	6.125%		BBB–	4,617,536
82,000	People’s United Financial Inc., (4)	5.625%		BB+	2,189,400
5,400	PNC Financial Services Group Inc.	6.125%		BBB	142,290
222,705	Regions Financial Corporation, (3), (4)	6.375%		BB+	10,491,805
113,600	US Bancorporation, (4)	6.500%		A–	3,087,648
211,722	Western Alliance Bancorporation, (3)	6.250%		N/R	5,492,069
	Total Banks				87,915,553

	Capital Markets – 8.3%

173,436	Apollo Investment Corporation, (3)	6.875%		BBB–	4,438,227
148,657	B. Riley Financial Inc.	7.250%		Baa1	3,575,201
136,989	B. Riley Financial Inc.	7.500%		BB+	3,367,875
134,939	Charles Schwab Corporation	6.000%		BBB	3,538,101
129,169	Charles Schwab Corporation, (3)	5.950%		BBB	3,368,727
128,425	Cowen Inc.	7.350%		BB	3,204,204
61,600	Goldman Sachs Group Inc.	5.500%		BB+	1,545,544
26,401	Hercules Capital Inc., (3)	6.250%		N/R	661,081
370,280	Ladenburg Thalmann Financial Services Inc.	8.000%		N/R	8,960,776
659,260	Morgan Stanley, (3), (4)	7.125%		BB+	23,326,897
214,900	Morgan Stanley, (4)	5.850%		BB+	5,456,311
158,100	Morgan Stanley, (4)	6.375%		BB+	4,154,868
272,400	Morgan Stanley, (4)	6.875%		BB+	7,354,800
41,813	Northern Trust Corporation	5.850%		BBB+	1,111,389
145,905	Oaktree Specialty Lending Corporation, (3)	6.125%		BB+	3,600,935

Shares	Description (1)	Coupon	Ratings (2)	Value

	Capital Markets (continued)

51,445	State Street Corporation	5.350%	BBB+	$1,302,587
138,364	Stifel Financial Corporation, (4)	6.250%	BB–	3,421,742
	Total Capital Markets			82,389,265

	Consumer Finance – 3.6%

169,911	Capital One Financial Corporation, (4)	6.700%	BBB–	4,383,704
984,525	GMAC Capital Trust I, (3)	8.401%	B+	31,239,179
	Total Consumer Finance			35,622,883

	Diversified Telecommunication Services – 1.8%

126,000	AgriBank FCB, (7)	6.875%	BBB+	13,104,000
209,738	Qwest Corporation, (3)	6.875%	BBB–	4,960,304
	Total Diversified Telecommunication Services			18,064,304

	Equity Real Estate Investment Trusts – 0.3%

147,988	Senior Housing Properties Trust, (3)	5.625%	BBB–	3,135,866

	Food Products – 4.2%

330,790	CHS Inc.	7.100%	N/R	13,421,756
317,133	CHS Inc., (4)	6.750%	BBB+	12,113,244
209,600	CHS Inc., (3), (4)	7.875%	BBB	11,393,583
24,500	Dairy Farmers of America Inc., 144A, (7)	7.875%	BB+	2,431,625
23,000	Dairy Farmers of America Inc., 144A, (7)	7.875%	BB+	2,282,750
	Total Food Products			41,642,958

	Insurance – 9.1%

302,283	Argo Group US Inc., (3)	6.500%	BBB–	7,708,216
379,916	Aspen Insurance Holdings Ltd, (4)	5.950%	BBB–	9,459,908
73,500	Aspen Insurance Holdings Ltd, (4)	5.625%	BBB–	1,716,225
125,700	Axis Capital Holdings Ltd, (4)	5.500%	BBB	2,909,955
65,900	Delphi Financial Group Inc., (7)	5.928%	BBB–	1,507,462
272,100	Enstar Group Ltd, (3), (4)	7.000%	BB+	10,417,680
255,780	Hartford Financial Services Group Inc., (3)	7.875%	BBB	7,307,635
2,093,000	ILFC E-Capital Trust II, 144A, (7)	4.800%	BB+	1,601,145
339,467	Kemper Corporation, (3)	7.375%	BB+	15,106,280
179,883	Maiden Holdings North America Ltd	7.750%	N/R	3,291,859
153,954	National General Holdings Corporation, (4)	7.500%	BB+	3,031,354
88,895	National General Holdings Corporation	7.625%	BB+	2,164,593
76,400	National General Holdings Corporation	7.500%	BB+	1,642,600
132,233	PartnerRe Ltd, (3), (4)	7.250%	BBB	3,592,771
209,400	Reinsurance Group of America Inc., (3), (4)	5.750%	BBB+	8,848,278
105,979	Reinsurance Group of America Inc., (3)	6.200%	BBB+	4,635,645
220,272	Torchmark Corporation, (3)	6.125%	BBB+	5,920,911
	Total Insurance			90,862,517

	Mortgage Real Estate Investment Trusts – 0.5%

96,986	MFA Financial Inc., (4)	8.000%	BB	2,514,847
107,000	Wells Fargo REIT, (4)	6.375%	BBB	2,783,070
	Total Mortgage Real Estate Investment Trusts			5,297,917

	Oil, Gas & Consumable Fuels – 0.9%

80,400	NuStar Energy LP	8.500%	B+	1,821,864
35,850	NuStar Energy LP	7.625%	B+	719,868
240,017	NuStar Logistics LP, (4)	9.170%	B+	6,000,425
	Total Oil, Gas & Consumable Fuels			8,542,157

	Thrifts & Mortgage Finance – 1.8%

216,673	Federal Agricultural Mortgage Corporation, (3), (4)	6.875%	BBB+	5,620,498
143,124	Federal Agricultural Mortgage Corporation, (4)	6.000%	BBB+	3,685,443
319,095	New York Community Bancorporation Inc., (4)	6.375%	BB+	8,172,023
	Total Thrifts & Mortgage Finance			17,477,964

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments January 31, 2019

Shares	Description (1)	Coupon		Ratings (2)	Value

	U.S. Agency – 2.5%

246,900	Farm Credit Bank of Texas, 144A, (3), (7)	6.750%		BBB+	$25,677,600

	Wireless Telecommunication Services – 1.1%

415,473	United States Cellular Corporation, (3)	7.250%		BB+	10,677,656
	Total $25 Par (or similar) Retail Preferred (cost $425,224,490)				427,306,640

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 26.2% (17.2% of Total Investments) (8)

	Banks – 22.4%

$3,320	Australia & New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (5)	BBB	$3,427,900
11,935	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (5)	BB	10,517,719
1,205	Banco Mercantil del Norte, 144A	7.625%	N/A (5)	BB	1,195,360
2,200	Banco Santander SA, Reg S	6.375%	N/A (5)	BB+	2,155,815
14,065	Barclays Bank PLC, Reg S	7.875%	N/A (5)	BB+	14,645,181
7,065	Barclays Bank PLC	7.750%	N/A (5)	BB+	7,044,370
11,665	BNP Paribas SA, 144A	7.375%	N/A (5)	BBB–	12,117,019
15,785	Credit Agricole SA, 144A	8.125%	N/A (5)	BBB–	17,106,994
8,985	Credit Agricole SA, 144A, (4)	7.875%	N/A (5)	BBB–	9,422,336
4,675	HSBC Holdings PLC	6.375%	N/A (5)	BBB	4,692,531
2,290	HSBC Holdings PLC	6.375%	N/A (5)	BBB	2,249,925
5,055	ING Groep NV	6.500%	N/A (5)	BBB–	4,932,669
1,000	ING Groep NV, Reg S	6.875%	N/A (5)	BBB–	1,022,876
13,870	Intesa Sanpaolo SpA, 144A	7.700%	N/A (5)	BB–	12,708,387
21,795	Lloyds Banking Group PLC	7.500%	N/A (5)	BBB–	22,176,412
5,000	Nordea Bank AB, 144A	6.125%	N/A (5)	BBB	4,775,000
8,270	Royal Bank of Scotland Group PLC	8.000%	N/A (5)	BB+	8,650,420
5,855	Royal Bank of Scotland Group PLC	8.625%	N/A (5)	BB+	6,233,819
2,820	Royal Bank of Scotland Group PLC	7.500%	N/A (5)	BB+	2,883,450
9,201	Societe Generale SA, 144A	7.875%	N/A (5)	BB+	9,507,393
8,005	Societe Generale SA, 144A	8.000%	N/A (5)	BB+	8,345,213
6,400	Societe Generale SA, 144A, (4)	6.750%	N/A (5)	BB+	5,840,000
2,480	Societe Generale SA, 144A, (4)	7.375%	N/A (5)	BB+	2,561,840
7,640	Standard Chartered PLC, 144A	7.500%	N/A (5)	BB+	7,945,600
6,485	Standard Chartered PLC, 144A	7.750%	N/A (5)	BB+	6,760,613
18,880	UBS Group Funding Switzerland AG, Reg S	7.000%	N/A (5)	BBB–	19,965,600
15,930	UniCredit SpA, Reg S	8.000%	N/A (5)	B+	14,572,191
221,876	Total Banks				223,456,633

	Capital Markets – 3.8%

7,914	Credit Suisse Group AG, 144A, (4)	7.250%	N/A (5)	BB	7,834,860
11,920	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB	12,643,568
6,455	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB	6,584,100
2,900	Macquarie Bank Ltd, 144A, (4)	6.125%	N/A (5)	BB+	2,599,125
5,195	UBS Group Funding Switzerland AG, Reg S	6.875%	N/A (5)	BBB–	5,201,348
2,585	UBS Group Funding Switzerland AG, 144A	7.000%	N/A (5)	BBB–	2,601,156
36,969	Total Capital Markets				37,464,157
$258,845	Total Contingent Capital Securities (cost $272,988,681)				260,920,790

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 5.1% (3.4% of Total Investments)

	Automobiles – 0.3%

$2,825	Ford Motor Company, (3)	7.450%	7/16/31	BBB	$2,874,638

	Capital Markets – 0.4%

3,960	Donnelley Financial Solutions Inc., (3)	8.250%	10/15/24	B	3,930,300

	Chemicals – 0.5%

4,675	CVR Partners LP / CVR Nitrogen Finance Corp, 144A, (3)	9.250%	6/15/23	B+	4,885,375

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 1.1%

$10,075	Navient Corporation, (3)	8.000%	3/25/20	BB	$10,490,594

	Media – 1.5%

3,375	Altice Financing SA, 144A, (3)	7.500%	5/15/26	B+	3,197,812
7,850	DISH DBS Corporation, (3)	7.750%	7/01/26	BB–	6,760,813
4,725	Viacom Inc., (3)	6.875%	4/30/36	BBB	5,377,912
	Total Media				15,336,537

	Oil, Gas & Consumable Fuels – 0.8%

7,600	Enviva Partners LP / Enviva Partners Finance Corp, (3)	8.500%	11/01/21	BB–	7,918,212

	Specialty Retail – 0.5%

6,450	L Brands Inc., (3)	6.875%	11/01/35	BB+	5,530,875
	Total Corporate Bonds (cost $54,061,124)				50,966,531

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 2.6% (1.7% of Total Investments)

	Electric Utilities – 1.1%

185,100	NextEra Energy Inc.	6.123%		BBB	$10,978,281

	Independent Power and Renewable Electricity Producers – 0.4%

45,600	Vistra Energy Corporation	7.000%		N/R	4,471,080

	Multi-Utilities – 1.1%

103	Sempra Energy	6.750%		Baa1	10,479,220
	Total Convertible Preferred Securities (cost $25,531,857)				25,928,581

Shares	Description (1)				Value

	COMMON STOCKS – 0.3% (0.2% of Total Investments)

	Capital Markets – 0.3%

184,035	Ares Capital Corporation, (4)				$2,999,770
	Total Common Stocks (cost $3,036,662)				2,999,770
	Total Long-Term Investments (cost $1,517,292,840)				1,497,999,125

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.8% (1.2% of Total Investments)

	REPURCHASE AGREEMENTS – 1.8% (1.2% of Total Investments)

$17,875	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/19, repurchase price $17,875,358, collateralized by $17,835,000 U.S. Treasury Notes, 2.875%, due 5/31/25, value $18,237,286	1.200%	2/01/19		$17,874,762
	Total Short-Term Investments (cost $17,874,762)				17,874,762
	Total Investments (cost $1,535,167,602) – 152.1%				1,515,873,887
	Borrowings – (40.8)% (9), (10)				(407,000,000)
	Reverse Repurchase Agreements – (12.5)% (11)				(125,000,000)
	Other Assets Less Liabilities – 1.2% (12)				13,049,577
	Net Assets Applicable to Common Shares – 100%				$996,923,464

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments January 31, 2019

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (13)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$277,500,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$5,415,075	$5,415,075
Total unrealized appreciation on interest rate swaps										$5,415,075

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $298,786,078 have been pledged as collateral for reverse repurchase agreements.

(4)

Investment, or portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $317,776,223.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms for the benefit of the issuer. For example the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(9)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $997,322,869 have been pledged as collateral for borrowings.

(10)	Borrowings as a percentage of Total Investments is 26.8%.

(11)	Reverse Repurchase Agreements as a percentage of Total Investments is 8.2%.

(12)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(13)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

LIBOR	London Inter-Bank Offered Rate

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

JPI	Nuveen Preferred and Income Term Fund Portfolio of Investments January 31, 2019

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 141.4% (100.0% Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 64.6% (45.7% of Total Investments)

	Automobiles – 1.5%

$9,448	General Motors Financial Company Inc., (4)	5.750%	N/A (3)	BB+	$8,101,660

	Banks – 23.8%

6,820	Bank of America Corporation	6.500%	N/A (3)	BBB–	7,342,480
2,380	Bank of America Corporation	6.100%	N/A (3)	BBB–	2,501,975
6,365	Bank of America Corporation, (4)	6.300%	N/A (3)	BBB–	6,861,088
4,000	Barclays Bank PLC, 144A	10.179%	6/12/21	A–	4,529,058
3,775	BNP Paribas SA, 144A	7.195%	N/A (3)	BBB	3,947,216
11,130	Citigroup Inc., (4)	5.875%	N/A (3)	BB+	11,213,475
6,815	Citigroup Inc.	6.125%	N/A (3)	BB+	6,917,225
3,610	Citizens Financial Group Inc.	5.500%	N/A (3)	BB+	3,625,884
3,065	Commerzbank AG, 144A	8.125%	9/19/23	BBB	3,395,998
1,230	First Union Capital II	7.950%	11/15/29	BBB+	1,525,603
3,496	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (3)	BBB+	5,016,760
15,639	JPMorgan Chase & Company	6.750%	N/A (3)	BBB	16,855,871
7,770	JPMorgan Chase & Company	5.300%	N/A (3)	BBB	7,886,550
1,116	JPMorgan Chase & Company, (3-Month LIBOR reference rate + 3.470% spread), (5)	5.990%	N/A (3)	BBB	1,121,078
2,020	Keycorp Convertible Preferred Stock	5.000%	N/A (3)	BBB–	1,910,031
1,905	Lloyds Bank PLC, 144A	12.000%	N/A (3)	BBB–	2,290,993
3,495	M&T Bank Corporation, (4)	5.125%	N/A (3)	BBB	3,416,362
1,060	M&T Bank Corporation	6.450%	N/A (3)	BBB	1,113,000
4,995	PNC Financial Services Group Inc.	5.000%	N/A (3)	BBB	4,745,250
2,035	PNC Financial Services Group Inc.	6.750%	N/A (3)	BBB	2,131,662
3,071	Royal Bank of Scotland Group PLC, (4)	7.648%	N/A (3)	BBB–	3,740,847
2,980	SunTrust Banks Inc.	5.050%	N/A (3)	BBB–	2,816,100
3,795	Wachovia Capital Trust III	5.570%	N/A (3)	BBB	3,669,404
9,518	Wells Fargo & Company	5.875%	N/A (3)	BBB	9,874,925
2,256	Wells Fargo & Company	5.900%	N/A (3)	BBB	2,278,560
5,541	Wells Fargo & Company, (3-Month LIBOR reference rate + 3.770% spread), (5)	6.104%	N/A (3)	BBB	5,577,016
	Total Banks				126,304,411

	Capital Markets – 3.1%

1,800	Bank of New York Mellon	4.950%	N/A (3)	BBB+	1,820,394
8,015	Goldman Sachs Group Inc.	5.375%	N/A (3)	BB+	7,974,925
5,600	Goldman Sachs Group Inc., (4)	5.300%	N/A (3)	BB+	5,530,000
1,155	State Street Corporation	5.250%	N/A (3)	BBB+	1,159,331
	Total Capital Markets				16,484,650

	Commercial Services & Supplies – 1.0%

5,495	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	5,334,656

	Consumer Finance – 2.8%
3,190	American Express Company, (4)	4.900%	N/A (3)	BBB	3,158,100
3,110	American Express Company, (4)	5.200%	N/A (3)	BBB	3,130,371
4,450	Capital One Financial Corporation, (4)	5.550%	N/A (3)	BBB–	4,485,600
4,260	Discover Financial Services, (4)	5.500%	N/A (3)	BB	3,881,925
	Total Consumer Finance				14,655,996

	Diversified Financial Services – 4.0%

14	Compeer Financial ACA, 144A	6.750%	N/A (3)	BB+	13,974,000
3,093	Cooperative Rabobank UA, 144A	11.000%	N/A (3)	BBB	3,179,554
2,675	Voya Financial Inc.	6.125%	N/A (3)	BB+	2,648,250
1,522	Voya Financial Inc., (4)	5.650%	5/15/53	BBB–	1,476,340
	Total Diversified Financial Services				21,278,144

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments January 31, 2019

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities – 2.3%

2,370	Electricite de France SA, 144A	5.250%	N/A (3)	BBB	$2,346,300
9,525	Emera Inc.	6.750%	6/15/76	BBB–	9,715,500
	Total Electric Utilities				12,061,800

	Equity Real Estate Investment Trusts – 2.6%

12	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (3)	BB+	13,650,780

	Food Products – 4.0%

2,360	Dairy Farmers of America Inc., 144A, (4)	7.125%	N/A (3)	BB+	2,200,700
10,170	Land O’ Lakes Inc., 144A	8.000%	N/A (3)	BB	10,500,525
4,170	Land O’ Lakes Inc., 144A	7.000%	N/A (3)	BB	4,003,200
3,120	Land O’ Lakes Inc., 144A	7.250%	N/A (3)	BB	3,065,400
1,285	Land O’Lakes Capital Trust I, 144A, (4)	7.450%	3/15/28	BB+	1,352,463
	Total Food Products				21,122,288

	Industrial Conglomerates – 3.8%

23,072	General Electric Corporation	5.000%	N/A (3)	BBB–	20,303,360

	Insurance – 13.2%

2,420	Aegon NV, (4)	5.500%	4/11/48	BBB+	2,274,800
4,155	American International Group Inc.	5.750%	4/01/48	BBB	3,884,925
8,745	Assurant Inc.	7.000%	3/27/48	BB+	8,438,925
20,060	Assured Guaranty Municipal Holdings Inc., 144A	6.400%	12/15/66	BBB+	19,357,900
1,824	La Mondiale SAM, Reg S	7.625%	10/23/67	BBB	1,840,682
3,915	MetLife Inc., 144A	9.250%	4/08/38	BBB	5,060,137
2,460	MetLife Inc.	5.875%	N/A (3)	BBB	2,452,743
500	MetLife Inc.	5.250%	N/A (3)	BBB	501,500
7,514	Provident Financing Trust I, (4)	7.405%	3/15/38	BBB–	7,739,420
3,325	Prudential Financial Inc., (4)	5.875%	9/15/42	BBB+	3,458,000
12,260	QBE Insurance Group Ltd, 144A, (4)	7.500%	11/24/43	BBB+	13,179,500
1,925	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	1,999,594
	Total Insurance				70,188,126

	Metals & Mining – 0.8%

2,290	BHP Billiton Finance USA Ltd, 144A	6.250%	10/19/75	BBB+	2,369,120
1,395	BHP Billiton Finance USA Ltd, 144A	6.750%	10/19/75	BBB+	1,520,550
	Total Metals & Mining				3,889,670

	Multi-Utilities – 1.3%

4,320	CenterPoint Energy Inc.	6.125%	N/A (3)	BBB–	4,320,000
2,815	NiSource Inc., 144A	5.650%	N/A (3)	BBB–	2,711,774
	Total Multi-Utilities				7,031,774

	U.S. Agency – 0.4%

1,180	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB	1,156,400
1	Farm Credit Bank of Texas, 144A, (4)	10.000%	N/A (3)	BBB+	838,480
	Total U.S. Agency				1,994,880
	Total $1,000 Par (or similar) Institutional Preferred (cost $341,305,287)				342,402,195

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 43.7% (30.9% of Total Investments) (7)

	Banks – 37.5%

$2,950	Australia & New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (3)	BBB	$3,045,875
10,690	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (3)	BB	9,420,562
1,110	Banco Mercantil del Norte, 144A	7.625%	N/A (3)	BB	1,101,120
2,200	Banco Santander SA, Reg S	6.375%	N/A (3)	BB+	2,155,815
12,480	Barclays Bank PLC, Reg S	7.875%	N/A (3)	BB+	12,994,800
6,060	Barclays Bank PLC	7.750%	N/A (3)	BB+	6,042,305

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$10,640	BNP Paribas SA, 144A	7.375%	N/A (3)	BBB–	$11,052,300
13,934	Credit Agricole SA, 144A	8.125%	N/A (3)	BBB–	15,100,973
7,875	Credit Agricole SA, 144A	7.875%	N/A (3)	BBB–	8,258,308
4,381	HSBC Holdings PLC	6.375%	N/A (3)	BBB	4,397,429
1,960	HSBC Holdings PLC	6.375%	N/A (3)	BBB	1,925,700
1,000	ING Groep NV, Reg S	6.875%	N/A (3)	BBB–	1,022,876
4,890	ING Groep NV	6.500%	N/A (3)	BBB–	4,771,662
12,320	Intesa Sanpaolo SpA, 144A	7.700%	N/A (3)	BB–	11,288,200
19,310	Lloyds Banking Group PLC	7.500%	N/A (3)	BBB–	19,647,925
4,390	Nordea Bank AB, 144A, (4)	6.125%	N/A (3)	BBB	4,192,450
7,279	Royal Bank of Scotland Group PLC	8.000%	N/A (3)	BB+	7,613,834
5,150	Royal Bank of Scotland Group PLC	8.625%	N/A (3)	BB+	5,483,205
2,476	Royal Bank of Scotland Group PLC	7.500%	N/A (3)	BB+	2,531,710
8,103	Societe Generale SA, 144A	7.875%	N/A (3)	BB+	8,372,830
7,100	Societe Generale SA, 144A	8.000%	N/A (3)	BB+	7,401,750
5,575	Societe Generale SA, 144A, (4)	6.750%	N/A (3)	BB+	5,087,187
2,295	Societe Generale SA, 144A, (4)	7.375%	N/A (3)	BB+	2,370,735
6,780	Standard Chartered PLC, 144A	7.500%	N/A (3)	BB+	7,051,200
5,600	Standard Chartered PLC, 144A	7.750%	N/A (3)	BB+	5,838,000
16,727	UBS Group AG, Reg S	7.000%	N/A (3)	BBB–	17,688,803
14,115	UniCredit SpA, Reg S	8.000%	N/A (3)	B+	12,911,894
197,390	Total Banks				198,769,448

	Capital Markets – 6.2%

10,537	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB	11,176,617
6,921	Credit Suisse Group AG, 144A	7.250%	N/A (3)	BB	6,851,790
5,615	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB	5,727,300
2,500	Macquarie Bank Ltd, 144A, (4)	6.125%	N/A (3)	BB+	2,240,625
2,360	UBS Group AG, 144A	7.000%	N/A (3)	BBB–	2,374,750
4,515	UBS Group AG, Reg S	6.875%	N/A (3)	BBB–	4,520,517
32,448	Total Capital Markets				32,891,599
$229,838	Total Contingent Capital Securities (cost $238,310,857)				231,661,047

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 33.1% (23.4% of Total Investments)

	Banks – 6.4%

38,889	Citigroup Inc., (4)	7.125%		BB+	$1,030,558
154,900	CoBank Agricultural Credit Bank, 144A, (6)	6.250%		BBB+	15,877,250
33,728	CoBank Agricultural Credit Bank, (4), (6)	6.200%		BBB+	3,372,800
107,726	Fifth Third Bancorporation, (4)	6.625%		BBB–	2,892,443
154,612	Huntington Bancshares Inc., (4)	6.250%		BBB–	4,016,820
54,100	KeyCorp	6.125%		BBB–	1,468,815
4,600	PNC Financial Services Group Inc.	6.125%		BBB	121,210
192,878	Regions Financial Corporation, (4)	6.375%		BB+	5,095,837
	Total Banks				33,875,733

	Capital Markets – 4.4%

54,600	Goldman Sachs Group Inc.	5.500%		BB+	1,369,914
191,400	Morgan Stanley, (4)	5.850%		BB+	4,859,646
160,656	Morgan Stanley, (4)	7.125%		BB+	4,466,237
143,200	Morgan Stanley, (4)	6.375%		BB+	3,763,296
244,100	Morgan Stanley, (4)	6.875%		BB+	6,590,700
38,800	Northern Trust Corporation, (4)	5.850%		BBB+	1,031,304
54,750	State Street Corporation, (4)	5.350%		BBB+	1,386,270
	Total Capital Markets				23,467,367

	Consumer Finance – 0.9%

185,926	GMAC Capital Trust I	8.401%		B+	4,854,528

	Diversified Financial Services – 2.3%

115,900	AgriBank FCB, (6)	6.875%		BBB+	12,053,600

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments January 31, 2019

Shares	Description (1)	Coupon		Ratings (2)	Value

	Food Products – 3.3%

185,400	CHS Inc., (4)	7.875%		N/R	$5,102,208
161,100	CHS Inc.	7.100%		N/R	4,224,042
141,800	CHS Inc., (4)	6.750%		N/R	3,594,630
24,000	Dairy Farmers of America Inc., 144A, (6)	7.875%		BB+	2,382,000
20,500	Dairy Farmers of America Inc., 144A, (6)	7.875%		BB+	2,034,625
	Total Food Products				17,337,505

	Insurance – 7.0%

324,957	Aspen Insurance Holdings Ltd, (4)	5.950%		BBB–	8,091,429
62,000	Aspen Insurance Holdings Ltd, (4)	5.625%		BBB–	1,447,700
108,900	Axis Capital Holdings Ltd, (4)	5.500%		BBB	2,521,035
70,700	Delphi Financial Group Inc., (4), (6)	5.928%		BBB–	1,617,262
119,500	Enstar Group Ltd	7.000%		BB+	3,040,080
1,860	ILFC E-Capital Trust II, 144A, (6)	4.800%		BB+	1,422,900
295,125	Kemper Corporation	7.375%		BB+	7,534,541
163,333	Maiden Holdings North America Ltd	7.750%		BBB	2,988,994
181,800	Reinsurance Group of America Inc., (4)	5.750%		BBB+	4,630,446
62,847	Reinsurance Group of America Inc., (4)	6.200%		BBB+	1,649,734
74,800	Torchmark Corporation, (4)	6.125%		BBB+	2,010,624
	Total Insurance				36,954,745

	Mortgage Real Estate Investment Trusts – 0.6%

114,600	Wells Fargo REIT, (4)	6.375%		BBB	2,980,746

	Oil, Gas & Consumable Fuels – 1.3%

84,700	NuStar Energy LP, (4)	8.500%		B+	1,919,302
206,369	NuStar Logistics LP, (4)	9.170%		B+	5,159,225
	Total Oil, Gas & Consumable Fuels				7,078,527

	Thrifts & Mortgage Finance – 2.6%

145,808	Federal Agricultural Mortgage Corporation, (4)	6.000%		BB+	3,754,556
103,274	Federal Agricultural Mortgage Corporation, (4)	6.875%		N/R	2,678,928
281,387	New York Community Bancorporation Inc., (4)	6.375%		BB+	7,206,321
	Total Thrifts & Mortgage Finance				13,639,805

	U.S. Agency – 4.3%

222,100	Farm Credit Bank of Texas, 144A, (6)	6.750%		BBB+	23,098,400
	Total $25 Par (or similar) Retail Preferred (cost $173,799,956)				175,340,956
	Total Long-Term Investments (cost $753,416,100)				749,404,198

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.0% (0.0% of Total Investments)

	REPURCHASE AGREEMENTS – 0.0% (0.0% of Total Investments)

$147	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/19, repurchase price $147,495, collateralized by $150,000 U.S. Treasury Notes, 2.875%, due 4/30/25, value $153,755	1.200%	2/01/19		$147,490
	Total Short-Term Investments (cost $147,490)				147,490
	Total Investments (cost $753,563,590) – 141.4%				749,551,688
	Borrowings – (42.4)% (8), (9)				(225,000,000)
	Other Assets Less Liabilities – 1.0% (10)				5,520,335
	Net Assets Applicable to Common Shares – 100%				$530,072,023

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$112,000,000	Receive	1-Month LIBOR	1.928%	Monthly	6/01/18	3/01/23	3/01/24	$1,729,296	$1,729,296
Total unrealized appreciation on interest rate swaps										$1,729,296

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Perpetual security. Maturity date is not applicable.

(4)

Investment, or portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $171,396,461.

(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(6)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $542,705,450 have been pledged as collateral for borrowings.

(9)	Borrowings as a percentage of Total Investments is 30.0%.

(10)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

LIBOR	London Inter-Bank Offered Rate

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

JPS	Nuveen Preferred & Income Securities Fund Portfolio of Investments January 31, 2019

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 150.0% (98.7% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 69.8% (45.9% of Total Investments)

	Automobiles – 0.0%

$1,000	General Motors Financial Company Inc., (3)	5.750%	N/A (4)	BB+	$857,500

	Banks – 25.9%

16,000	Bank of America Corporation, (3)	6.300%	N/A (4)	BBB–	17,247,040
14,300	Bank of America Corporation	6.500%	N/A (4)	BBB–	15,395,523
12,300	Bank of America Corporation, (3)	6.100%	N/A (4)	BBB–	12,930,375
48,000	Citigroup Inc., (5)	6.125%	N/A (4)	BB+	48,720,000
7,000	Citigroup Inc.	6.250%	N/A (4)	BB+	7,245,000
24,389	Citizens Financial Group Inc.	5.500%	N/A (4)	BB+	24,496,312
1,000	Citizens Financial Group Inc., (5)	6.375%	N/A (4)	BB+	983,000
18,000	CoBank ACB	6.250%	N/A (4)	BBB+	18,562,500
10,000	Cooperatieve Rabobank UA, Reg S	11.000%	N/A (4)	BBB	10,281,500
1,250	DNB Bank ASA	2.713%	N/A (4)	BBB	837,500
1,250	DNB Bank ASA	2.957%	N/A (4)	BBB	828,750
25,580	First Union Capital II, (3)	7.950%	11/15/29	BBB+	31,727,579
30,000	HSBC Capital Funding Dollar 1 LP, 144A, (3)	10.176%	N/A (4)	BBB+	43,050,000
54,000	JPMorgan Chase & Company	6.750%	N/A (4)	BBB	58,201,740
18,100	JPMorgan Chase & Company, (3-Month LIBOR reference rate + 3.470% spread), (6)	5.990%	N/A (4)	BBB	18,182,355
10,000	JPMorgan Chase & Company, (5)	6.100%	N/A (4)	BBB	10,237,500
4,900	JPMorgan Chase & Company	5.300%	N/A (4)	BBB	4,973,500
3,600	JPMorgan Chase & Company, (3)	8.750%	9/01/30	BBB+	4,870,381
8,000	KeyCorp Capital III	7.750%	7/15/29	BBB	9,783,231
20,900	Lloyds Bank PLC, Reg S	12.000%	N/A (4)	BBB–	25,133,964
12,000	Lloyds Bank PLC, 144A, (5)	12.000%	N/A (4)	BBB–	14,431,452
9,850	Lloyds Banking Group PLC, 144A, (3)	6.657%	N/A (4)	BBB–	9,659,107
4,800	Lloyds Banking Group PLC, 144A	6.413%	N/A (4)	BBB–	4,680,000
9	M&T Bank Corporation, (5)	6.375%	N/A (4)	BBB+	9,077,250
28,700	PNC Financial Services Group Inc.	6.750%	N/A (4)	BBB	30,063,250
25,000	Standard Chartered PLC, 144A	7.014%	N/A (4)	BB+	25,781,250
31,278	Wells Fargo & Company, (3-Month LIBOR reference rate + 3.770% spread), (6)	6.104%	N/A (4)	BBB	31,481,307
3,000	Wells Fargo & Company	5.875%	N/A (4)	BBB	3,112,500
	Total Banks				491,973,866

	Capital Markets – 4.4%

12,100	Bank of New York Mellon	4.950%	N/A (4)	BBB+	12,237,093
18,700	Charles Schwab Corporation	7.000%	N/A (4)	BBB	19,775,250
28,500	Dresdner Funding Trust I, Reg S	8.151%	6/30/31	BB+	34,485,000
4,500	Dresdner Funding Trust I, 144A	8.151%	6/30/31	BB+	5,444,316
3,500	Goldman Sachs Group Inc.	5.700%	N/A (4)	BB+	3,505,250
5,900	Morgan Stanley	5.550%	N/A (4)	BB+	5,929,500
2,600	State Street Corporation	5.250%	N/A (4)	BBB+	2,609,750
	Total Capital Markets				83,986,159

	Consumer Finance – 0.6%

11,987	Capital One Financial Corporation, (3)	5.550%	N/A (4)	BBB–	12,082,896

	Diversified Financial Services – 3.5%

2,861	Bank of America Corporation, (5)	8.050%	6/15/27	BBB	3,485,345
9,250	Citigroup Inc.	5.950%	N/A (4)	BB+	9,226,875
17,557	Cooperative Rabobank UA, 144A, (3)	11.000%	N/A (4)	BBB	18,051,230
6,000	JPMorgan Chase & Company	6.000%	N/A (4)	BBB	6,150,000
24,440	Voya Financial Inc.	5.650%	5/15/53	BBB–	23,706,800
5,000	Voya Financial Inc., (3)	6.125%	N/A (4)	BB+	4,950,000
	Total Diversified Financial Services				65,570,250

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities – 3.3%

27,955	Emera Inc., (5)	6.750%	N/A (4)	BBB–	$28,514,100
11,450	NextEra Energy Capital Holdings Inc., (3-Month LIBOR reference rate + 2.125% spread), (6)	4.459%	N/A (4)	BBB	9,786,240
1,600	NextEra Energy Capital Holdings Inc.	4.800%	N/A (4)	BBB	1,372,320
1,000	NextEra Energy Capital Holdings Inc., (3-Month LIBOR reference rate + 2.068% spread), (5), (6)	4.464%	N/A (4)	BBB	873,710
23,482	PPL Capital Funding Inc., (3-Month LIBOR reference rate + 2.665% spread), (5), (6)	5.051%	N/A (4)	BBB	21,223,736
	Total Electric Utilities				61,770,106

	Food Products – 0.2%

4,500	Dairy Farmers of America Inc., 144A, (5)	7.125%	N/A (4)	BB+	4,196,250

	Insurance – 24.7%

3,598	ACE Capital Trust II	9.700%	4/01/30	BBB+	4,857,300
9,800	AIG Life Holdings Inc., (5)	8.500%	7/01/30	BBB	11,956,000
4,400	Allstate Corporation, (5)	5.750%	8/15/53	BBB+	4,378,000
1,200	Allstate Corporation	6.500%	5/15/57	BBB+	1,266,000
13,605	American International Group Inc., (5)	8.175%	5/15/58	BBB	15,911,728
10,000	American International Group Inc., (5)	5.750%	4/01/48	BBB	9,350,000
2,299	AON Corporation, (5)	8.205%	1/01/27	BBB	2,643,850
5,000	Argentum Netherlands BV for Swiss Re Ltd, Reg S	5.750%	8/15/50	BBB+	5,050,000
16,550	AXA SA, (3), (5)	8.600%	12/15/30	A–	21,101,250
17,819	AXA SA, 144A, (3)	6.379%	N/A (4)	BBB+	18,168,609
900	AXA SA, Reg S	5.500%	N/A (4)	A–	859,054
32,854	Catlin Insurance Co Ltd, 144A, (3-Month LIBOR reference rate + 2.975% spread), (6)	5.425%	N/A (4)	A–	31,621,975
11,700	Cloverie PLC for Zurich Insurance Co Ltd, Reg S	5.625%	6/24/46	A	12,182,274
1,200	Everest Reinsurance Holdings Inc., (3-Month LIBOR reference rate + 2.385% spread), (5), (6)	5.001%	5/15/37	BBB	1,056,000
8,100	Great-West Life & Annuity Insurance Capital LP, 144A, (3)	6.625%	11/15/34	A–	8,919,329
31,821	Hartford Financial Services Group Inc., 144A, (3-Month LIBOR reference rate + 2.125% spread), (6)	4.741%	2/12/47	BBB–	27,206,955
31,200	Legal & General Group PLC, Reg S	5.250%	3/21/47	A–	29,649,984
30,860	Liberty Mutual Group Inc., 144A, (5)	7.800%	3/15/37	BBB–	34,833,225
20,369	Liberty Mutual Group Inc., 144A, (3-Month LIBOR reference rate + 2.905% spread), (3), (6)	5.239%	3/15/37	BBB–	19,350,550
10,390	Lincoln National Corporation, (3-Month LIBOR reference rate + 2.358% spread), (5), (6)	4.509%	N/A (4)	BBB	8,519,800
3,277	Lincoln National Corporation, (3-Month LIBOR reference rate + 2.040% spread), (6)	4.998%	N/A (4)	BBB	2,834,605
6,800	Meiji Yasuda Life Insurance Co, 144A, (5)	5.100%	4/26/48	A–	6,919,000
29,600	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	35,329,228
36,531	MetLife Inc., 144A	9.250%	4/08/38	BBB	47,216,317
3,000	MetLife Inc.	10.750%	8/01/39	BBB	4,500,000
4,652	MetLife Inc.	5.250%	N/A (4)	BBB	4,665,956
41,904	Nationwide Financial Services Inc., (3)	6.750%	5/15/37	BBB	42,742,080
6,243	Oil Insurance Ltd, 144A, (3-Month LIBOR reference rate + 2.982% spread), (6)	5.378%	N/A (4)	BBB+	5,884,027
3,890	Progressive Corporation, (3)	5.375%	N/A (4)	BBB+	3,787,887
5,197	Provident Financing Trust I	7.405%	3/15/38	BBB–	5,352,910
27,180	Prudential Financial Inc., (5)	5.625%	6/15/43	BBB+	28,148,152
6,225	Prudential Financial Inc., (5)	5.875%	9/15/42	BBB+	6,474,000
5,405	XLIT Limited, (3-Month LIBOR reference rate + 2.458% spread), (6)	4.894%	N/A (4)	BBB+	5,148,262
	Total Insurance				467,884,307

	Machinery – 0.3%

6,000	Stanley Black & Decker Inc., (3-Month LIBOR reference rate + 4.304% spread), (5), (6)	5.750%	12/15/53	BBB+	6,000,000

	Metals & Mining – 0.8%

13,000	BHP Billiton Finance USA Ltd, 144A, (5)	6.750%	N/A (4)	BBB+	14,170,000

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments January 31, 2019

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Multi-Utilities – 0.2%

2,000	NiSource Inc., 144A	5.650%	N/A (4)	BBB–	$1,926,660
3,000	WEC Energy Group, Inc., (3-Month LIBOR reference rate + 2.113% spread), (5), (6)	4.729%	N/A (4)	BBB	2,625,870
	Total Multi-Utilities				4,552,530

	Oil, Gas & Consumable Fuels – 0.9%

3,000	Enterprise Products Operating LLC	5.250%	N/A (4)	BBB	2,653,155
14,530	Transcanada Trust, (5)	5.875%	N/A (4)	BBB	14,184,186
	Total Oil, Gas & Consumable Fuels				16,837,341

	Road & Rail – 1.5%

25,485	BNSF Funding Trust I	6.613%	12/15/55	A	27,523,800

	Wireless Telecommunication Services – 3.3%

59	Centaur Funding Corporation, (5)	9.080%	4/21/20	BBB–	62,262,280

	U.S. Agency – 0.2%

4,000	Farm Credit Bank of Texas, 144A	6.200%	N/A (4)	BBB	3,920,000
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,287,302,891)				1,323,587,285

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 62.5% (41.1% of Total Investments) (7)

	Banks – 51.2%

$46,739	Australia & New Zealand Banking Group Limited of the United Kingdom, 144A, (3)	6.750%	N/A (4)	BBB	$48,258,017
24,000	Banco Santander SA, Reg S	6.375%	N/A (4)	BB+	23,517,984
7,000	Barclays Bank PLC, (5)	7.625%	11/21/22	BBB–	7,463,750
37,300	Barclays PLC	7.750%	N/A (4)	BB+	37,191,084
36,416	Barclays PLC, (3)	6.625%	N/A (4)	BB+	36,279,440
14,100	Barclays PLC, Reg S	7.875%	N/A (4)	BB+	14,681,625
58,750	BNP Paribas SA, 144A	7.625%	N/A (4)	BBB–	61,847,887
38,585	BNP Paribas SA, 144A	7.375%	N/A (4)	BBB–	40,080,169
10,000	BNP Paribas SA, Reg S	7.375%	N/A (4)	BBB–	10,387,500
5,500	BNP Paribas SA, 144A, (3)	7.000%	N/A (4)	BBB–	5,465,625
31,550	Credit Agricole SA, 144A, (3)	8.125%	N/A (4)	BBB–	34,192,313
19,653	Credit Agricole SA, 144A, (3)	7.875%	N/A (4)	BBB–	20,609,590
1,000	Credit Agricole SA, 144A	6.625%	N/A (4)	BBB–	1,001,198
11,588	Danske Bank A/S, Reg S	6.125%	N/A (4)	BB+	10,168,470
2,500	Danske Bank A/S, Reg S	7.000%	N/A (4)	BB+	2,274,375
17,200	DNB Bank ASA, Reg S	6.500%	N/A (4)	BBB	17,336,190
11,000	DNB Bank ASA, Reg S	5.750%	N/A (4)	BBB	10,958,750
66,505	HSBC Holdings PLC, (3)	6.875%	N/A (4)	BBB	69,165,200
10,000	HSBC Holdings PLC, (5)	6.500%	N/A (4)	BBB	9,750,000
5,000	HSBC Holdings PLC	6.375%	N/A (4)	BBB	5,018,750
4,800	HSBC Holdings PLC, (5)	6.250%	N/A (4)	BBB	4,776,000
4,000	HSBC Holdings PLC, (5)	6.000%	N/A (4)	BBB	3,850,000
26,700	ING Groep NV	6.500%	N/A (4)	BBB–	26,053,860
9,000	ING Groep NV, Reg S	6.875%	N/A (4)	BBB–	9,205,884
2,000	Intesa Sanpaolo SpA, 144A	7.700%	N/A (4)	BB–	1,832,500
73,428	Lloyds Banking Group PLC	7.500%	N/A (4)	BBB–	74,712,990
35,090	Nordea Bank AB, 144A, (3)	6.125%	N/A (4)	BBB	33,510,950
12,330	Nordea Bank Abp, Reg S	5.250%	N/A (4)	BBB	11,884,887
5,000	Nordea Bank Abp, Reg S, (3)	6.125%	N/A (4)	BBB	4,775,000
72,886	Royal Bank of Scotland Group PLC	7.500%	N/A (4)	BB+	74,525,935
22,075	Royal Bank of Scotland Group PLC	8.000%	N/A (4)	BB+	23,090,450
12,000	Royal Bank of Scotland Group PLC	8.625%	N/A (4)	BB+	12,776,400
1,000	Skandinaviska Enskilda Banken AB, Reg S	5.625%	N/A (4)	BBB	971,250
73,300	Societe Generale SA, 144A	8.000%	N/A (4)	BB+	76,415,250
25,400	Societe Generale SA, 144A, (3)	6.750%	N/A (4)	BB+	23,177,500
9,000	Societe Generale SA, Reg S	7.875%	N/A (4)	BB+	9,299,700
3,700	Societe Generale SA, Reg S	6.750%	N/A (4)	BB+	3,376,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$1,700	Societe Generale SA, 144A	7.375%	N/A (4)	BB+	$1,756,100
15,000	Standard Chartered PLC, 144A	7.500%	N/A (4)	BB+	15,600,000
13,000	Standard Chartered PLC, 144A	7.750%	N/A (4)	BB+	13,552,500
4,700	Standard Chartered PLC, Reg S	7.500%	N/A (4)	BB+	4,888,000
2,000	Standard Chartered PLC, Reg S	6.500%	N/A (4)	BB+	2,005,000
32,786	Svenska Handelsbanken AB, Reg S	5.250%	N/A (4)	BBB+	32,376,175
12,000	Swedbank AB, Reg S	6.000%	N/A (4)	BBB	11,970,000
16,609	UBS Group AG, Reg S	7.000%	N/A (4)	BBB–	17,564,018
13,300	UniCredit SpA, Reg S	8.000%	N/A (4)	B+	12,166,361
957,190	Total Banks				971,760,877

	Capital Markets – 11.3%

11,000	Credit Suisse AG	6.500%	8/08/23	BBB	11,615,450
58,000	Credit Suisse Group AG, 144A, (3), (5)	7.500%	N/A (4)	BB	61,520,716
20,000	Credit Suisse Group AG, Reg S	7.500%	N/A (4)	BB	21,223,320
12,000	Credit Suisse Group AG, 144A, (3)	7.250%	N/A (4)	BB	11,880,000
8,200	Credit Suisse Group AG, 144A, (3)	6.250%	N/A (4)	BB	8,107,061
1,700	Credit Suisse Group AG, Reg S	7.125%	N/A (4)	BB	1,746,750
5,075	Macquarie Bank Ltd, 144A, (3)	6.125%	N/A (4)	BB+	4,548,469
2,676	UBS Group AG, (5)	7.625%	8/17/22	A–	2,933,565
42,178	UBS Group AG, Reg S	7.125%	N/A (4)	BBB–	42,970,103
35,100	UBS Group AG, Reg S	6.875%	N/A (4)	BBB–	35,142,892
11,700	UBS Group AG, Reg S	6.875%	N/A (4)	BBB–	12,006,142
207,629	Total Capital Markets				213,694,468
$1,164,819	Total Contingent Capital Securities (cost $1,180,857,036)				1,185,455,345

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 14.8% (9.7% of Total Investments)

	Banks – 6.8%

105,300	AgriBank FCB, (8)	6.875%		BBB+	$10,951,200
645,113	Citigroup Inc.	6.875%		BB+	16,772,938
53,000	CoBank Agricultural Credit Bank, (3), (8)	6.200%		BBB+	5,300,000
47,500	CoBank Agricultural Credit Bank, 144A, (8)	6.250%		BBB+	4,868,750
84,563	Fifth Third Bancorporation, (3)	6.625%		BBB–	2,270,517
2,000,000	Huntington Bancshares Inc., (8)	5.700%		BBB–	1,885,000
724,000	KeyCorp, (3)	6.125%		BBB–	19,656,600
2,164,700	PNC Financial Services Group Inc.	6.125%		BBB	57,039,845
249,285	Wells Fargo & Company, (3)	5.850%		BBB	6,364,246
182,000	Wells Fargo & Company	5.625%		BBB	4,517,240
	Total Banks				129,626,336

	Capital Markets – 1.5%

369,239	Goldman Sachs Group Inc.	5.500%		BB+	9,264,206
640,000	Morgan Stanley, (3)	5.850%		BB+	16,249,600
38,534	Morgan Stanley, (3)	7.125%		BB+	1,071,245
74,642	State Street Corporation, (3)	5.900%		BBB+	1,960,099
	Total Capital Markets				28,545,150

	Electric Utilities – 1.0%

160,000	Alabama Power Company, (3)	5.000%		A–	3,990,400
299,756	Integrys Holding Inc., (5), (8)	6.000%		BBB	7,553,851
118,877	Interstate Power & Light Company, (3)	5.100%		BBB	3,034,930
37,804	SCE Trust V	5.450%		BBB	778,762
57,642	SCE Trust VI, (3)	5.000%		BBB	1,043,897
86,891	Southern Company, (3)	5.250%		BBB	2,107,976
	Total Electric Utilities				18,509,816

	Equity Real Estate Investment Trusts – 0.6%

152,294	Digital Realty Trust Inc., (5)	7.375%		BBB–	3,831,717
18,639	Kimco Realty Corp, (5)	5.625%		BBB	429,629
2,100	Kimco Realty Corp	5.250%		BBB	46,158

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments January 31, 2019

Shares	Description (1)	Coupon		Ratings (2)	Value

	Equity Real Estate Investment Trusts (continued)

300	Kimco Realty Corp	5.500%		BBB	$6,639
82,301	Prologis Inc., (8)	8.540%		BBB	4,948,759
3,488	Public Storage	5.625%		A–	87,723
2,705	Public Storage	5.050%		A–	62,269
2,586	Public Storage	5.200%		A–	60,823
76,450	SITE Centers Corporation, (5)	6.250%		BB+	1,877,612
1,039	SITE Centers Corporation, (5)	6.500%		BB+	26,619
2,000	Vornado Realty Trust	5.250%		BBB–	45,440
	Total Equity Real Estate Investment Trusts				11,423,388

	Food Products – 0.7%

91,900	Dairy Farmers of America Inc., 144A, (8)	7.875%		BB+	9,121,075
32,500	Dairy Farmers of America Inc., 144A, (8)	7.875%		BB+	3,225,625
	Total Food Products				12,346,700

	Insurance – 2.8%

608,741	Allstate Corporation, (5)	5.100%		BBB+	15,127,214
54,297	American Financial Group, (5)	6.250%		BBB	1,397,062
33,829	Arch Capital Group Ltd	5.250%		BBB	763,182
131,293	Axis Capital Holdings Ltd	5.500%		BBB	3,006,610
307,730	Hartford Financial Services Group Inc., (3), (5)	7.875%		BBB	8,791,846
518,842	Prudential PLC, (3)	6.750%		BBB+	13,578,095
416,100	Reinsurance Group of America Inc., (5)	6.200%		BBB+	10,922,625
10,000	W.R. Berkley Corporation, (5)	5.625%		BBB	268,800
	Total Insurance				53,855,434

	Multi-Utilities – 0.4%

280,000	DTE Energy Company	5.250%		BBB	6,918,800

	Wireless Telecommunication Services – 0.3%

131,990	Telephone & Data Systems Inc., (5)	6.875%		BB+	3,194,158
90,850	Telephone & Data Systems Inc., (5)	7.000%		BB+	2,253,988
11,826	United States Cellular Corporation, (5)	7.250%		BB+	298,015
10,591	United States Cellular Corporation, (5)	6.950%		BB+	262,975
	Total Wireless Telecommunication Services				6,009,136

	U.S. Agency – 0.7%

132,750	Farm Credit Bank of Texas, 144A, (5), (8)	6.750%		BBB+	13,806,000
	Total $25 Par (or similar) Retail Preferred (cost $273,714,489)				281,040,760

Shares	Description (1), (9)				Value

	INVESTMENT COMPANIES – 1.2% (0.8% of Total Investments)

966,571	BlackRock Credit Allocation Income Trust IV, (3)				$11,598,852
646,421	John Hancock Preferred Income Fund III				11,693,756
	Total Investment Companies (cost $34,063,199)				23,292,608

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.9% (0.6% of Total Investments)

	Banks – 0.9%

12,700	Wells Fargo & Company, (3)	7.500%		BBB	$16,283,940
	Total Convertible Preferred Securities (cost $15,192,423)				16,283,940

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.8% (0.6% of Total Investments)

	Insurance – 0.7%

$5,000	AIG Life Holdings Inc., 144A, (3)	8.125%	3/15/46	BBB	$6,000,000
6,150	Liberty Mutual Group Inc., 144A, (5)	7.697%	10/15/97	BBB+	8,264,706
11,150	Total Insurance				14,264,706

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 0.1%

$1,600	Koninklijke KPN NV, 144A	7.000%	3/28/73	BB+	$1,656,000
$12,750	Total Corporate Bonds (cost $14,924,237)				15,920,706
	Total Long-Term Investments (cost $2,806,054,275)				2,845,580,644

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.9% (1.3% of Total Investments)

	REPURCHASE AGREEMENTS – 1.9% (1.3% of Total Investments)

$36,409	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/19, repurchase price $36,409,960, collateralized by $36,230,000 U.S. Treasury Notes, 2.875%, due 4/30/25, value $37,136,982	1.200%	2/01/18		$36,408,746
	Total Short-Term Investments (cost $36,408,746)				36,408,746
	Total Investments (cost $2,842,463,021) – 151.9%				2,881,989,390
	Borrowings – (43.4)% (10), (11)				(823,300,000)
	Reverse Repurchase Agreements – (10.5)% (12)				(200,000,000)
	Other Assets Less Liabilities – 2.0% (13)				39,176,019
	Net Assets Applicable to Common Shares – 100%				$1,897,865,409

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$521,000,000	Receive	1-Month LIBOR	1.994%	Monthly	6/1/18	7/1/25	7/1/27	$10,166,681	$10,166,681
Total unrealized appreciation on interest rate swaps										$10,166,681

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments January 31, 2019

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

Investment, or portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $716,113,082.

(4)	Perpetual security. Maturity date is not applicable.

(5)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $448,679,704 have been pledged as collateral for reverse repurchase agreements.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,917,234,155 have been pledged as collateral for borrowings.

(11)	Borrowings as a percentage of Total Investments are 28.6%.

(12)	Reverse Repurchase Agreements as a percentage of Total Investments is 6.9%.

(13)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

JPT	Nuveen Preferred and Income 2022 Term Fund Portfolio of Investments January 31, 2019

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 126.7% (100.0% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 95.0% (75.0% of Total Investments)

	Automobiles – 2.4%

$4,385	General Motors Financial Company Inc.	5.750%	N/A (3)	BB+	$3,760,137

	Banks – 34.5%

4,200	Bank of America Corporation	6.500%	N/A (3)	BBB–	4,521,762
2,760	Bank of America Corporation	6.300%	N/A (3)	BBB–	2,975,114
740	Bank of America Corporation	6.100%	N/A (3)	BBB–	777,925
2,000	Barclays Bank PLC, 144A	10.179%	6/12/21	A–	2,264,529
1,000	BNP Paribas SA, 144A	7.195%	N/A (3)	BBB	1,045,620
3,355	Citigroup Inc.	5.875%	N/A (3)	BB+	3,380,162
2,735	Citigroup Inc.	6.125%	N/A (3)	BB+	2,776,025
1,500	Citizens Financial Group Inc.	5.500%	N/A (3)	BB+	1,506,600
933	CoBank ACB	6.250%	N/A (3)	BBB+	962,156
2,000	Commerzbank AG, 144A	8.125%	9/19/23	BBB	2,215,985
805	First Union Capital II	7.950%	11/15/29	BBB+	998,464
4,275	JPMorgan Chase & Company	6.750%	N/A (3)	BBB	4,607,638
3,450	JPMorgan Chase & Company	5.300%	N/A (3)	BBB	3,501,750
294	JPMorgan Chase & Company, (3-Month LIBOR reference rate + 3.470% spread), (4)	5.990%	N/A (3)	BBB	295,338
4,845	Lloyds Bank PLC, 144A	12.000%	N/A (3)	BBB–	5,826,699
1,500	M&T Bank Corporation	5.125%	N/A (3)	BBB	1,466,250
565	M&T Bank Corporation	6.450%	N/A (3)	BBB	593,250
1,500	PNC Financial Services Group Inc.	5.000%	N/A (3)	BBB	1,425,000
480	PNC Financial Services Group Inc.	6.750%	N/A (3)	BBB	502,800
1,835	Royal Bank of Scotland Group PLC	7.648%	N/A (3)	BBB–	2,235,250
1,100	SunTrust Banks Inc.	5.050%	N/A (3)	BBB–	1,039,500
2,710	Wachovia Capital Trust III	5.570%	N/A (3)	BBB	2,620,313
3,315	Wells Fargo & Company	5.875%	N/A (3)	BBB	3,439,312
2,150	Wells Fargo & Company, (3-Month reference rate + 3.770% spread), (4)	6.104%	N/A (3)	BBB	2,163,975
910	Wells Fargo & Company	5.900%	N/A (3)	BBB	919,100
	Total Banks				54,060,517

	Capital Markets – 7.0%

1,109	Bank of New York Mellon	4.950%	N/A (3)	BBB+	1,121,565
750	Dresdner Funding Trust I, 144A	8.151%	6/30/31	BB+	907,386
4,040	Goldman Sachs Group Inc.	5.375%	N/A (3)	BB+	4,019,800
3,697	Goldman Sachs Group Inc.	5.300%	N/A (3)	BB+	3,650,787
440	Morgan Stanley	5.550%	N/A (3)	BB+	442,200
800	State Street Corporation	5.250%	N/A (3)	BBB+	803,000
	Total Capital Markets				10,944,738

	Commercial Services & Supplies – 1.9%

3,000	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	2,912,460

	Consumer Finance – 2.5%

1,000	American Express Company	5.200%	N/A (3)	BBB	1,006,550
600	American Express Company	4.900%	N/A (3)	BBB	594,000
1,285	Capital One Financial Corporation	5.550%	N/A (3)	BBB–	1,295,280
1,075	Discover Financial Services	5.500%	N/A (3)	BB	979,594
	Total Consumer Finance				3,875,424

	Diversified Financial Services – 4.6%

2	Compeer Financial ACA, 144A	6.750%	N/A (3)	BB+	2,040,000
2,200	Cooperative Rabobank UA, 144A	11.000%	N/A (3)	BBB	2,261,930

JPT	Nuveen Preferred and Income 2022 Term Fund (continued)
Portfolio of Investments January 31, 2019

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services (continued)

2,000	Voya Financial Inc.	6.125%	N/A (3)	BB+	$1,980,000
1,005	Voya Financial Inc.	5.650%	5/15/53	BBB–	974,850
	Total Diversified Financial Services				7,256,780

	Electric Utilities – 3.7%

1,270	Electricite de France SA, 144A	5.250%	N/A (3)	BBB	1,257,300
4,500	Emera Inc.	6.750%	6/15/76	BBB–	4,590,000
	Total Electric Utilities				5,847,300

	Food Products – 6.0%

2,500	Dairy Farmers of America Inc., 144A	7.125%	N/A (3)	BB+	2,331,250
3,080	Land O’ Lakes Inc., 144A	7.250%	N/A (3)	BB	3,026,100
2,525	Land O’ Lakes Inc., 144A	7.000%	N/A (3)	BB	2,424,000
1,550	Land O’ Lakes Inc., 144A	8.000%	N/A (3)	BB	1,600,375
	Total Food Products				9,381,725

	Industrial Conglomerates – 3.4%

6,147	General Electric Corporation	5.000%	N/A (3)	BBB–	5,409,360

	Insurance – 20.5%

780	Aegon NV	5.500%	4/11/48	BBB+	733,200
1,530	American International Group Inc.	5.750%	4/01/48	BBB	1,430,550
4,370	Assurant Inc.	7.000%	3/27/48	BB+	4,217,050
7,270	Assured Guaranty Municipal Holdings Inc., 144A	6.400%	12/15/66	BBB+	7,015,550
3,205	AXA SA	8.600%	12/15/30	A–	4,086,375
1,000	La Mondiale SAM, Reg S	7.625%	10/23/67	BBB	1,009,146
2,335	MetLife Inc.	5.875%	N/A (3)	BBB	2,328,112
1,000	MetLife Inc., 144A	9.250%	4/08/38	BBB	1,292,500
660	MetLife Inc.	5.250%	N/A (3)	BBB	661,980
2,000	Provident Financing Trust I	7.405%	3/15/38	BBB–	2,060,000
1,000	Prudential Financial Inc.	5.875%	9/15/42	BBB+	1,040,000
5,000	QBE Insurance Group Ltd, 144A	7.500%	11/24/43	BBB+	5,375,000
818	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	849,698
	Total Insurance				32,099,161

	Metals & Mining – 2.2%

2,000	BHP Billiton Finance USA Ltd, 144A	6.250%	10/19/75	BBB+	2,069,100
1,250	BHP Billiton Finance USA Ltd, 144A	6.750%	10/19/75	BBB+	1,362,500
	Total Metals & Mining				3,431,600

	Multi-Utilities – 1.9%

1,440	CenterPoint Energy Inc.	6.125%	N/A (3)	BBB–	1,440,000
1,529	NiSource Inc., 144A	5.650%	N/A (3)	BBB–	1,472,932
	Total Multi-Utilities				2,912,932

	Oil, Gas & Consumable Fuels – 0.5%

865	Enterprise Products Operating LLC	5.250%	8/16/77	BBB	764,993

	U.S. Agency – 3.9%

5	Farm Credit Bank of Texas, 144A	10.000%	N/A (3)	BBB+	5,575,000
615	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB	602,700
	Total U.S. Agency				6,177,700
	Total $1,000 Par (or similar) Institutional Preferred (cost $155,133,397)				148,834,827

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 31.7% (25.0% of Total Investments)

	Banks – 9.1%

32,620	AgriBank FCB, (5)	6.875%		BBB+	$3,392,480
10,422	Citigroup Inc.	7.125%		BB+	276,183

Shares	Description (1)	Coupon	Ratings (2)	Value

	Banks (continued)

27,140	CoBank Agricultural Credit Bank, (5)	6.200%	BBB+	$2,714,000
15,150	CoBank Agricultural Credit Bank, 144A, (5)	6.250%	BBB+	1,552,875
50,000	Fifth Third Bancorporation	6.625%	BBB–	1,342,500
75,000	Huntington Bancshares Inc.	6.250%	BBB–	1,948,500
14,200	KeyCorp	6.125%	BBB–	385,530
800	PNC Financial Services Group Inc.	6.125%	BBB	21,080
100,000	Regions Financial Corporation	6.375%	BB+	2,642,000
	Total Banks			14,275,148

	Capital Markets – 6.1%

69,700	Morgan Stanley	5.850%	BB+	1,769,683
43,200	Morgan Stanley	7.125%	BB+	1,200,960
23,100	Morgan Stanley	6.375%	BB+	607,068
181,800	Morgan Stanley	6.875%	BB+	4,908,600
42,821	State Street Corporation	5.350%	BBB+	1,084,228
	Total Capital Markets			9,570,539

	Food Products – 3.9%

81,867	CHS Inc.	7.500%	BB+	2,207,134
68,707	CHS Inc.	7.100%	N/R	1,801,498
46,859	CHS Inc.	7.875%	BB+	1,289,560
31,132	CHS Inc.	6.750%	N/R	789,196
	Total Food Products			6,087,388

	Insurance – 7.2%

73,215	Aspen Insurance Holdings Ltd	5.950%	BBB–	1,823,053
74,900	Aspen Insurance Holdings Ltd	5.625%	BBB–	1,748,915
109,736	Delphi Financial Group Inc., (5)	5.928%	BBB–	2,510,211
31,900	Enstar Group Ltd	7.000%	BB+	811,536
19,895	Hartford Financial Services Group Inc.	7.875%	BBB	568,400
555,000	ILFC E-Capital Trust II, 144A, (5)	4.800%	BB+	424,575
60,000	Maiden Holdings North America Ltd	7.750%	BB+	1,098,000
53,716	Reinsurance Group of America Inc.	6.200%	BBB+	1,410,045
35,002	Reinsurance Group of America Inc.	5.750%	BBB+	891,501
	Total Insurance			11,286,236

	Mortgage Real Estate Investment Trusts – 0.3%

20,787	Wells Fargo REIT	6.375%	BBB	540,670

	Oil, Gas & Consumable Fuels – 2.0%

80,000	NuStar Energy LP	8.500%	B+	1,812,800
50,000	NuStar Energy LP	7.625%	B+	1,004,000
9,796	NuStar Logistics LP	9.170%	B+	244,900
	Total Oil, Gas & Consumable Fuels			3,061,700

	Thrifts & Mortgage Finance – 2.1%

15,135	Federal Agricultural Mortgage Corporation	6.000%	N/R	389,726
6,255	Federal Agricultural Mortgage Corporation	6.875%	BBB-	162,255
103,800	New York Community Bancorporation Inc.	6.375%	BB+	2,658,318
	Total Thrifts & Mortgage Finance			3,210,299

	U.S. Agency – 1.0%

15,000	Farm Credit Bank of Texas, 144A, (5)	6.750%	BBB+	1,560,000
	Total $25 Par (or similar) Retail Preferred (cost $52,120,597)			49,591,980
	Total Long-Term Investments (cost $207,253,994)			198,426,807
	Borrowings – (27.1)% (6), (7)			(42,500,000)
	Other Assets Less Liabilities – 0.4%			698,802
	Net Assets Applicable to Common Shares – 100%			$156,625,609

JPT	Nuveen Preferred and Income 2022 Term Fund (continued)
Portfolio of Investments January 31, 2019

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Borrowings as a percentage of Total Investments are 21.4%.

(7)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

LIBOR	London Inter-Bank Offered Rate

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Statement of Assets and Liabilities

January 31, 2019

(Unaudited)

	JPC	JPI	JPS	JPT
Assets
Long-term investments, at value (cost $1,517,292,840, $753,416,100,
$2,806,054,275 and $207,253,994, respectively)	$1,497,999,125	$749,404,198	$2,845,580,644	$198,426,807
Short-term investments, at value (cost approximates value)	17,874,762	147,490	36,408,746	—
Cash	—	1,936,885	—	—
Cash collateral at broker for investments in futures contracts(1)	—	—	—	27
Unrealized appreciation on interest rate swaps	5,415,075	1,729,296	10,166,681	—
Receivable for:
Dividends	196,636	45,390	1,490,238	38,893
Interest	16,697,026	9,112,121	42,622,008	2,052,525
Investments sold	1,237,746	667,568	20,976	1,010,900
Reclaims	50,552	12,002	73,875	—
Other assets	260,992	47,539	507,736	1,165
Total assets	1,539,731,914	763,102,489	2,936,870,904	201,530,317
Liabilities
Cash overdraft	520,984	—	—	274,018
Borrowings	407,000,000	225,000,000	823,300,000	42,500,000
Reverse repurchase agreements	125,000,000	—	200,000,000	—
Payable for:
Dividends	6,200,718	3,048,131	11,299,066	780,620
Investments purchased	2,371,278	4,184,935	1,190,835	1,034,381
Accrued expenses:
Interest	96,363	40,339	186,958	108,643
Management fees	1,040,637	536,763	1,962,599	143,136
Trustees fees	260,264	46,838	505,417	516
Other	318,206	173,460	560,620	63,394
Total liabilities	542,808,450	233,030,466	1,039,005,495	44,904,708
Net assets applicable to common shares	$996,923,464	$530,072,023	$1,897,865,409	$156,625,609
Common shares outstanding	103,332,549	22,757,308	203,779,868	6,831,499
Net asset value (“NAV”) per common share outstanding	$9.65	$23.29	$9.31	$22.93
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,033,325	$227,573	$2,037,799	$68,315
Paid-in-surplus	1,037,231,137	538,868,876	1,882,019,851	167,797,964
Total distributable earnings	(41,340,998)	(9,024,426)	13,807,759	(11,240,670)
Net assets applicable to common shares	$996,923,464	$530,072,023	$1,897,865,409	$156,625,609
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended January 31, 2019

(Unaudited)

	JPC	JPI	JPS	JPT
Investment Income
Dividends	$16,899,355	$6,976,829	$13,978,352	$1,835,442
Interest	34,003,787	18,178,650	81,563,751	4,406,753
Other	196,591	120,997	206,521	—
Total investment income	51,099,733	25,276,476	95,748,624	6,242,195
Expenses
Management fees	6,389,126	3,255,769	11,920,003	869,596
Interest expense	8,430,384	3,451,945	15,907,099	645,358
Custodian fees	95,181	52,969	164,112	20,619
Trustees fees	23,270	11,359	44,129	3,000
Professional fees	38,352	26,876	55,733	15,757
Shareholder reporting expenses	85,230	40,263	167,998	13,904
Shareholder servicing agent fees	1,180	167	2,815	177
Stock exchange listing fees	14,461	3,413	28,522	15,462
Investor relations expenses	54,262	26,176	103,165	7,178
Other	19,456	15,821	23,740	2,209
Total expenses	15,150,902	6,884,758	28,417,316	1,593,260
Net investment income (loss)	35,948,831	18,391,718	67,331,308	4,648,935
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(3,408,577)	(2,905,711)	1,420,948	(1,047,169)
Futures contracts	(150,472)	(131,654)	—	(69,229)
Swaps	349,682	177,258	655,826	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(39,394,401)	(19,544,920)	(69,740,824)	(5,272,561)
Futures contracts	—	—	—	(15,501)
Swaps	(8,495,419)	(2,470,641)	(15,949,957)	—
Net realized and unrealized gain (loss)	(51,099,187)	(24,875,668)	(83,614,007)	(6,404,460)
Net increase (decrease) in net assets applicable to common shares from operations	$(15,150,356)	$(6,483,950)	$(16,282,699)	$(1,755,525)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	JPC		JPI
	Six Months Ended 1/31/19	Year Ended 7/31/18(1)	Six Months Ended 1/31/19	Year Ended 7/31/18(1)
Operations
Net investment income (loss)	$35,948,831	$78,253,012	$18,391,718	$37,838,443
Net realized gain (loss) from:
Investments and foreign currency	(3,408,577)	848,433	(2,905,711)	3,247,091
Futures contracts	(150,472)	—	(131,654)	—
Swaps	349,682	(1,273,548)	177,258	(1,686,373)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(39,394,401)	(86,959,791)	(19,544,920)	(43,814,872)
Futures contracts	—	—	—	—
Swaps	(8,495,419)	16,047,360	(2,470,641)	6,823,891
Net increase (decrease) in net assets applicable to common shares from operations	(15,150,356)	6,915,466	(6,483,950)	2,408,180
Distributions to Common Shareholders(2)
Dividends(3)	(37,819,713)	(79,235,042)	(18,501,691)	(36,877,950)
Return of capital	—	(537,686)	—	(1,490,871)
Decrease in net assets applicable to common shares from distributions to common shareholders	(37,819,713)	(79,772,728)	(18,501,691)	(38,368,821)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of common shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	(52,970,069)	(72,857,262)	(24,985,641)	(35,960,641)
Net assets applicable to common shares at the beginning of period	1,049,893,533	1,122,750,795	555,057,664	591,018,305
Net assets applicable to common shares at the end of period	$996,923,464	$1,049,893,533	$530,072,023	$555,057,664
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 10 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended July 31, 2018, the Funds’ distributions to common shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

(Unaudited)

	JPS		JPT
	Six Months Ended 1/31/19	Year Ended 7/31/18(1)	Six Months Ended 1/31/19	Year Ended* 7/31/18(1)
Operations
Net investment income (loss)	$67,331,308	$139,814,114	$4,648,935	$9,839,705
Net realized gain (loss) from:
Investments and foreign currency	1,420,948	11,261,782	(1,047,169)	(836,551)
Futures contracts	—	—	(69,229)	88,495
Swaps	655,826	(2,860,856)	—	42,678
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(69,740,824)	(165,107,636)	(5,272,561)	(10,595,893)
Futures contracts	—	—	(15,501)	34,581
Swaps	(15,949,957)	30,340,940	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(16,282,699)	13,448,344	(1,755,525)	(1,426,985)
Distributions to Common Shareholders(2)
Dividends(3)	(68,480,676)	(149,193,360)	(4,857,196)	(10,322,661)
Return of capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(68,480,676)	(149,193,360)	(4,857,196)	(10,322,661)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	109,881	—	196,923
Cost of common shares repurchased and retired	(281,341)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(281,341)	109,881	—	196,923
Net increase (decrease) in net assets applicable to common shares	(85,044,716)	(135,635,135)	(6,612,721)	(11,552,723)
Net assets applicable to common shares at the beginning of period	1,982,910,125	2,118,545,260	163,238,330	174,791,053
Net assets applicable to common shares at the end of period	$1,897,865,409	$1,982,910,125	$156,625,609	$163,238,330
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 10 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended July 31, 2018, the Funds’ distributions to common shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended January 31, 2019

(Unaudited)

	JPC	JPI	JPS	JPT
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$(15,150,356)	$(6,483,950)	$(16,282,699)	$(1,755,525)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(139,277,455)	(77,069,693)	(192,057,446)	(20,320,585)
Proceeds from sales and maturities of investments	164,334,269	75,546,045	195,363,376	20,427,039
Proceeds from (Purchases of) short-term investments, net	3,851,900	(147,490)	30,371,872	1,879,290
Proceeds from litigation settlement	2,070	—	2,015	—
Taxes paid	—	—	—	(8,745)
Amortization (Accretion) of premiums and discounts, net	822,322	149,859	997,827	159,386
(Increase) Decrease in:
Receivable for dividends	(11,713)	1,546	(277,197)	5,241
Receivable for interest	(969,185)	(1,071,055)	(3,113,456)	(36,618)
Receivable for investments sold	(1,237,746)	1,472,432	262,848	(1,010,900)
Receivable for reclaims	176	(12,002)	(73,875)	—
Other assets	41,963	4,606	78,635	12,411
Increase (Decrease) in:
Payable for investments purchased	2,371,278	4,184,935	(9,060,977)	(1,109,619)
Accrued interest	5,110	3,545	21,758	9,746
Accrued management fees	(67,781)	(23,995)	(87,611)	(7,001)
Accrued Trustees fees	(37,285)	(5,916)	(72,299)	(1,265)
Accrued other expenses	8,279	5,078	25,243	(18,969)
Net realized (gain) loss from investments and foreign currency	3,408,577	2,905,711	(1,420,948)	1,047,169
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	39,394,401	19,544,920	69,740,824	5,272,561
Swaps	8,495,419	2,470,641	15,949,957	—
Net cash provided by (used in) operating activities	65,984,243	21,475,217	90,367,847	4,543,616
Cash Flows from Financing Activities
Increase (Decrease) in cash overdraft	520,984	(1,035,217)	—	274,018
Repayment of borrowings	(30,000,000)	—	(22,000,000)	—
Cash distributions paid to common shareholders	(37,822,202)	(18,503,115)	(68,488,745)	(4,850,226)
Cost of common shares repurchased and retired	—	—	(281,341)	—
Net cash provided by (used in) financing activities	(67,301,218)	(19,538,332)	(90,770,086)	(4,576,208)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(1,316,975)	1,936,885	(402,239)	(32,592)
Cash and cash collateral at brokers at the beginning of period	1,316,975	—	402,239	32,619
Cash and cash collateral at brokers at the end of period	$—	$1,936,885	$—	$27

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding borrowing costs)	$8,425,274	$3,448,400	$15,885,341	$635,386

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price

JPC
Year Ended 7/31:
2019(e)	$10.16	$0.35	$(0.49)	$(0.14)	$(0.37)	$—	$—	$(0.37)	$—		$9.65	$9.20
2018	10.87	0.76	(0.70)	0.06	(0.77)	—	— *	(0.77)	—		10.16	9.44
2017	10.53	0.72	0.40	1.12	(0.77)	—	(0.01)	(0.78)	—		10.87	10.59
2016	10.45	0.77	0.11	0.88	(0.80)	—	—	(0.80)	—		10.53	10.43
2015	10.67	0.80	(0.25)	0.55	(0.77)	—	—	(0.77)	—	*	10.45	9.19
2014	10.26	0.79	0.38	1.17	(0.76)	—	—	(0.76)	—	*	10.67	9.34

JPI

Year Ended 7/31:
2019(e)	24.39	0.81	(1.10)	(0.29)	(0.81)	—	—	(0.81)	—		23.29	22.11
2018	25.97	1.66	(1.55)	0.11	(1.62)	—	(0.07)	(1.69)	—		24.39	23.13
2017	24.60	1.75	1.46	3.21	(1.77)	—	(0.07)	(1.84)	—		25.97	25.15
2016	24.88	1.86	(0.01)	1.85	(1.95)	(0.18)	—	(2.13)	—		24.60	24.59
2015	25.51	1.96	(0.65)	1.31	(1.94)	—	—	(1.94)	—		24.88	22.28
2014	25.06	1.98	0.93	2.91	(1.97)	(0.49)	—	(2.46)	—		25.51	23.11

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPC

Year Ended 7/31:
2019(e)	$407,000	$3,449
2018	$437,000	$3,403
2017	540,000	3,079
2016	404,100	3,526
2015	404,100	3,506
2014	402,500	3,572

JPI

Year Ended 7/31:
2019(e)	225.000	3,356
2018	225,000	3,467
2017	225,000	3,627
2016	225,000	3,488
2015	225,000	3,516
2014	225,000	3,580

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Asset(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(1.39)%	1.47%	$996,923	2.98	%**	7.06	%**	10%
0.57	(3.76)	1,049,894	2.59		7.19		29
11.16	9.73	1,122,751	1.92		6.82		32
9.01	23.47	1,020,717	1.73		7.58		17
5.36	6.76	1,012,766	1.63		7.55		44
11.97	8.50	1,035,146	1.67		7.73		41

(1.14)	(0.79)	530,072	2.56	**	6.83	**	10
0.37	(1.40)	555,058	2.22		6.56		26
13.62	10.29	591,018	1.93		7.04		19
7.96	20.97	559,722	1.77		7.73		23
5.30	4.83	566,137	1.66		7.80		26
12.34	8.71	580,516	1.73		7.96		37

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPC	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2019(e)	1.66	%**
2018	1.29
2017	0.70
2016	0.50
2015	0.41
2014	0.43

JPI

Year Ended 7/31:
2019(e)	1.28	**
2018	0.97
2017	0.67
2016	0.50
2015	0.41
2014	0.45

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended January 31, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Offering Costs	Ending NAV	Ending Share Price

JPS

Year Ended 7/31:
2019(h)	$9.73	$0.33	$(0.41)	$(0.08)	$(0.34)	$—	$—	$(0.34)	$—	**	$—	$9.31	$9.14
2018	10.39	0.69	(0.62)	0.07	(0.73)	—	—	(0.73)	—		—	9.73	8.94
2017	9.67	0.71	0.75	1.46	(0.74)	—	—	(0.74)	—		—	10.39	10.30
2016	9.75	0.69	(0.07)	0.62	(0.70)	—	—	(0.70)	—		—	9.67	9.63
2015	9.95	0.68	(0.15)	0.53	(0.73)	—	—	(0.73)	—		—	9.75	9.08
2014	9.45	0.69	0.47	1.16	(0.66)	—	—	(0.66)	—		—	9.95	8.92

JPT

Year Ended 7/31:
2019(h)	23.89	0.68	(0.93)	(0.25)	(0.71)	—	—	(0.71)	—		—	22.93	22.59
2018	25.62	1.44	(1.66)	(0.22)	(1.51)	—	—	(1.51)	—		—	23.89	23.17
2017(e)	24.63	0.74	0.94	1.68	(0.64)	—	—	(0.64)	—		(0.05)	25.62	25.24

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPS

Year Ended 7/31:
2019(h)	$823,300	$3,305
2018	845,300	3,346
2017	845,300	3,506
2016	945,000	3,086
2015	465,800	3,521
2014	464,000	3,581

JPT

Year Ended 7/31:
2019(h)	42,500	4,685
2018	42,500	4,841
2017(e)	42,500	5,113

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(0.82)%	6.29%	$1,897,865	2.95	%*	6.98	%*	N/A		N/A		7%
0.66	(6.43)	1,982,910	2.48		6.77		N/A		N/A		13
15.83	15.50	2,118,545	2.03		7.18		N/A		N/A		13
6.77	14.48	1,970,819	1.84		7.31		N/A		N/A		36
5.47	10.35	1,174,259	1.64		6.92		1.64	(g)	6.92	(g)	8
12.83	13.76	1,197,726	1.69		7.32		N/A		N/A		16

(1.07)	0.67	156,626	2.00	*	5.83	*	N/A		N/A		10
(0.84)	(2.36)	163,238	1.77		5.82		N/A		N/A		28
6.69	3.54	174,791	1.61	*	5.73	*	N/A		N/A		22

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPS	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2019(h)	1.65	%*
2018	1.22
2017	0.77
2016	0.50
2015	0.40
2014	0.43

JPT

Year Ended 7/31:
2019(h)	0.81	*
2018	0.60
2017(e)	0.42	*

(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the period January 26, 2017 (commencement of operations) through July 31, 2017.
(f)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)

During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares reflect this voluntary expense reimbursement from Adviser.

(h)	For the six months ended January 31, 2019.
*	Annualized.
**	Rounds to less than $0.01 per share.
N/A	The Fund does not have or no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Preferred & Income Opportunities Fund (JPC)

•	Nuveen Preferred and Income Term Fund (JPI)

•	Nuveen Preferred & Income Securities Fund (JPS)

•	Nuveen Preferred and Income 2022 Term Fund (JPT)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for JPT), closed-end management investment companies. JPC, JPI, JPS and JPT were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012, June 24, 2002 and July 6, 2016, respectively.

The end of the reporting period for the Funds is January 31, 2019, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2019 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, Spectrum Asset Management, Inc. (“Spectrum”), and/or Nuveen Asset Management LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and NAM are each responsible for approximately half of JPC’s portfolio. NAM manages the investment portfolio of JPI and JPT, while Spectrum manages the investment portfolio of JPS. The Adviser is responsible for managing JPC’s, JPI’s and JPS’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

JPC’s investment objective is to provide high current income and total return. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred and other income producing securities, including hybrid securities such as contingent capital securities and up to 20% opportunistically in other income-oriented securities such as corporate and taxable municipal debt and dividend paying common equity. At least 50% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) are rated investment grade (BBB/Baa or better by S&P, Moody’s, or Fitch) at the time of investment.

JPI’s investment objective is to provide a high level of current income and total return by investing at least 80% of its managed assets in preferred and other income producing securities. At least 50% of its managed assets are rated investment grade (BBB/Baa or better by one of the nationally recognized statistical rating organizations “NRSROs”) at the time of investment.

JPS’s investment objective is high current income consistent with capital preservation. The Fund’s secondary investment objective is to enhance portfolio value. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred and other income producing securities, including hybrid securities such as contingent capital securities. At least 50% of its managed assets are rated investment grade (BBB/Baa or better by S&P, Moody’s, or Fitch) at the time of investment.

JPT’s investment objective is to provide a high level of current income and total return by investing at least 80% of its managed assets in preferred and other income-producing securities. The Fund may invest without limit in investment grade securities (BB+/Ba1 or lower) but no more than 10% in securities rated below B-/B3 at the time of investment. Up to 40% of its managed assets may be in securities issued by companies located anywhere in the world, but no more than 10% in securities of issuers in emerging market countries, and 100% in U.S. dollar-denominated securities. The Fund does not invest in contingent capital securities.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Fund Leverage, Rehypothecation.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the ‘‘Board’’) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (continued)

(Unaudited)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non- U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective net asset value (“NAV”) on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JPC	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$729,876,813		$—	$729,876,813
$25 Par (or similar) Retail Preferred	351,757,541	75,549,099	**	—	427,306,640
Contingent Capital Securities	—	260,920,790		—	260,920,790
Corporate Bonds	—	50,966,531		—	50,966,531
Convertible Preferred Securities	25,928,581	—		—	25,928,581
Common Stocks	2,999,770	—		—	2,999,770

Short-Term Investments:
Repurchase Agreements	—	17,874,762		—	17,874,762

Investments in Derivatives:
Interest Rate Swaps***	—	5,415,075		—	5,415,075
Total	$380,685,892	$1,140,603,070		$—	$1,521,288,962

JPI
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$342,402,195		$—	$342,402,195
Contingent Capital Securities	—	231,661,047		—	231,661,047
$25 Par (or similar) Retail Preferred	113,482,119	61,858,837	**	—	175,340,956

Short-Term Investments:
Repurchase Agreements	—	147,490		—	147,490

Investments in Derivatives:
Interest Rate Swaps***	—	1,729,296		—	1,729,296
Total	$113,482,119	$637,798,865		$—	$751,280,984

JPS
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$1,323,587,285		$—	$1,323,587,285
Contingent Capital Securities	—	1,185,455,345		—	1,185,455,345
$25 Par (or similar) Retail Preferred	219,380,500	61,660,260	**	—	281,040,760
Investment Companies	23,292,608	—		—	23,292,608
Convertible Preferred Securities	16,283,940	—		—	16,283,940
Corporate Bonds	—	15,920,706		—	15,920,706

Short-Term Investments:
Repurchase Agreements	—	36,408,746		—	36,408,746

Investments in Derivatives:
Interest Rate Swaps***	—	10,166,681		—	10,166,681
Total	$258,957,048	$2,633,199,023		$—	$2,892,156,071

Notes to Financial Statements (continued)

(Unaudited)

JPT	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$148,834,827		$—	$148,834,827
$25 Par (or similar) Retail Preferred	37,437,839	12,154,141	**	—	49,591,980
Total	$37,437,839	$160,988,968		$—	$198,426,807
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

JPC	Value	% of Total Investments
Country:
United Kingdom	$119,716,947	7.9%
France	73,982,109	4.9
Switzerland	54,830,632	3.6
Canada	29,360,343	1.9
Australia	27,544,692	1.8
Italy	27,280,578	1.8
Spain	25,666,084	1.7
Bermuda	21,593,813	1.4
Netherlands	15,746,088	1.0
Other	22,327,692	1.6
Total non-U.S. securities	$418,048,978	27.6%

JPI
Country:
United Kingdom	$89,103,766	11.9%
France	65,778,280	8.8
Switzerland	48,339,777	6.4
Spain	25,227,158	3.4
Australia	24,355,263	3.2
Italy	24,200,094	3.2
Bermuda	12,579,209	1.7
Netherlands	11,248,892	1.5
Canada	9,715,500	1.3
Other	17,064,386	2.3
Total non-U.S. securities	$327,612,325	43.7%

JPS	Value	% of Total Investments
Country:
United Kingdom	$575,290,976	20.0%
France	327,737,994	11.4
Switzerland	226,710,017	7.9
Netherlands	70,298,474	2.4
Australia	66,976,486	2.3
Canada	63,311,370	2.2
Finland	50,170,837	1.7
Sweden	45,317,425	1.6
Bermuda	42,654,265	1.5
Other	138,951,470	4.8
Total non-U.S. securities	$1,607,419,314	55.8%

JPT
Country:
United Kingdom	$10,326,478	5.2%
Australia	9,656,298	4.9
France	7,398,441	3.7
Canada	4,590,000	2.3
Bermuda	4,383,505	2.2
Ireland	3,337,035	1.7
Germany	3,123,371	1.6
Netherlands	2,995,130	1.5
Japan	2,510,211	1.3
Total non-U.S. securities	$48,320,469	24.4%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JPC	Fixed Income Clearing Corporation	$17,874,762	$(17,874,762)	$—
JPI	Fixed Income Clearing Corporation	147,490	(147,490)	—
JPS	Fixed Income Clearing Corporation	36,408,746	(36,408,746)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Notes to Financial Statements (continued)

(Unaudited)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to-market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, JPC, JPI and JPT invested in short interest rate futures to manage the Fund’s exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPT
Average notional amount of futures contracts outstanding*	$4,737,500	$4,125,812	$6,300,833
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
JPC	Interest rate	Futures contracts	$(150,472)	$—
JPI	Interest rate	Futures contracts	(131,654)	—
JPT	Interest rate	Futures contracts	(69,229)	(15,501)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap, that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, JPC, JPI and JPS continued to utilize forward starting interest rate swap contracts to partially hedge the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPS
Average notional amount of interest rate swap contracts outstanding*	$277,500,000	$112,000,000	$521,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JPC
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$5,415,075	—	$—
JPI
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$1,729,296	—	$—
JPS
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$10,166,681	—	$—
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPC	Morgan Stanley Capital Services LLC	$5,415,075	$—	$5,415,075	$(5,415,075)	$—
JPI	Morgan Stanley Capital Services LLC	1,729,296	—	1,729,296	(1,729,296)	—
JPS	Morgan Stanley Capital Services LLC	10,166,681	—	10,166,681	(10,166,681)	—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JPC	Interest rate	Swaps	$349,682	$(8,495,419)
JPI	Interest rate	Swaps	177,258	(2,470,641)
JPS	Interest rate	Swaps	655,826	(15,949,957)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	JPS		JPT
	Six Months Ended 1/31/19	Year Ended 7/31/18	Six Months Ended 1/31/19	Year Ended 7/31/18
Common shares:
Issued to shareholders due to reinvestment of distributions	—	10,637	—	7,947
Repurchased and retired	(38,000)	—	—	—

Weighted average common share:
Price per share repurchased and retired	$7.38	$—	$—	$—
Discount per share repurchased and retired	17.59%	—%	—%	—%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	JPC	JPI	JPS	JPT
Purchases	$139,277,455	$77,069,693	$192,057,446	$20,320,585
Sales and maturities	164,334,269	75,546,045	195,363,376	20,427,039

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income on real estate investment trust (“REIT”) investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of January 31, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	JPC	JPI	JPS	JPT
Tax cost of investments	$1,536,701,294	$752,039,182	$2,860,401,654	$207,188,282
Gross unrealized:
Appreciation	$23,274,307	$15,103,472	$87,271,192	$1,149,499
Depreciation	(44,101,714)	(17,590,966)	(65,683,456)	(9,910,974)
Net unrealized appreciation (depreciation) of investments	$(20,827,407)	$(2,487,494)	$21,587,736	$(8,761,475)

Tax cost of swaps	$ —	$ —	$ —	$ —
Net unrealized appreciation (depreciation) of swaps	5,415,075	1,729,296	10,166,681	—

Notes to Financial Statements (continued)

(Unaudited)

Permanent differences, primarily due to bond premium amortization adjustments, treatment of notional principal contracts, complex securities character adjustments, federal taxes paid, investments in partnerships, expiration of capital loss carryforwards and nondeductible reorganization expenses resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2018, the Funds’ last tax year end.

	JPC	JPI	JPS	JPT
Paid-in-surplus	$(10,642,482)	$79,005	$(316,559,787)	$(28,482)
Undistributed (Over-distribution of) net investment income	2,008,463	82,795	505,800	221,857
Accumulated net realized gain (loss)	8,634,019	(161,800)	316,053,987	(193,375)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2018, the Funds’ last tax year end, were as follows:

	JPC	JPI	JPS	JPT
Undistributed net ordinary income[1]	$—	$—	$2,394,311	$870,571
Undistributed net long-term capital gains	—	—	—	—

[1]  Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 2, 2018 and paid on August 1, 2018. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2018 was designated for purposes of the dividends paid deduction as follows:

	JPC	JPI	JPS	JPT
Distributions from net ordinary income[2]	$79,648,373	$37,014,494	$150,415,607	$10,383,131
Distributions from net long-term capital gains	—	—	—	—
Return of capital	537,686	1,490,871	—	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2018, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	JPC[3]	JPI	JPS[3]	JPT
Expiration:
July 31, 2019	$—	$—	$10,696,373	$—
Not subject to expiration:
Short-term	14,801,190	1,574,082	—	949,119
Long-term	—	711,982	—	396,417
Total	$14,801,190	$2,286,064	$10,696,373	$1,345,536

[3]	A portion of JPC's and JPS's capital loss carryforwards is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of July 31, 2018, the Funds’ last tax year end, the following Funds’ capital loss carryforwards expired as follows:

	JPC	JPS
Expired capital loss carryforwards	$9,385,427	$316,559,787

During the Funds' last tax year ended July 31, 2018, the following Funds utilized capital loss carryforwards as follows:

	JPI	JPS
Utilized capital loss carryforwards	$1,618,510	$7,829,486

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to JPS. During the current fiscal period, JPS paid Spectrum commissions of $11,788.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	JPC	JPI	JPS	JPT
For the first $500 million	0.6800%	0.7000%	0.7000%	0.7000%
For the next $500 million	0.6550	0.6750	0.6750	0.6750
For the next $500 million	0.6300	0.6500	0.6500	0.6500
For the next $500 million	0.6050	0.6250	0.6250	0.6250
For managed assets over $2 billion	0.5800	0.6000	0.6000	0.6000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of January 31, 2019, the complex-level fee rate for each Fund was 0.1595%.

8. Fund Leverage

Borrowings

JPC, JPI, JPS, and JPT have each entered into a borrowing arrangement (collectively, “Borrowings”) which permit the Funds to borrow on a secured basis as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:

	JPC	JPI	JPS	JPT
Maximum commitment amount	$450,000,000	$225,000,000	$850,000,000	$45,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JPC	JPI	JPS	JPT
Outstanding balance on Borrowings	$407,000,000	$225,000,000	$823,300,000	$42,500,000

For JPC, JPI and JPS interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.70% per annum on the amounts borrowed and 0.50% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount. JPT’s interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus 0.70% per annum on the amount borrowed. JPT is also charged a 0.125% commitment fee on the undrawn portion of the Borrowings.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JPC	JPI	JPS	JPT
Average daily balance outstanding	$425,016,304	$225,000,000	$836,691,304	$42,500,000
Average annual interest rate	3.00%	3.00%	3.00%	2.96%

Notes to Financial Statements (continued)

(Unaudited)

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense” on the Statement of Operations.

Rehypothecation

JPC, JPI and JPS have entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, JPC, JPI and JPS each had Hypothecated Securities as follows:

	JPC	JPI	JPS
Hypothecated Securities	$317,776,223	$171,396,461	$716,113,082

JPC, JPI and JPS earn Rehypothecation Fees, which are recognized as “Other income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows:

	JPC	JPI	JPS
Rehypothecation Fees	$196,591	$120,997	$206,521

Reverse Repurchase Agreements

During the current fiscal period, JPC and JPS used reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Funds sell to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Funds retaining the risk of loss that is associated with that security. The Funds will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations.

As of the end of the reporting period, the Funds’ outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Rate	Principal Amount	Maturity*	Value	Value and Accrued Interest
JPC	BNP Paribas	1-Month LIBOR plus 0.70%	$(125,000,000)	N/A	$(125,000,000)	$125,023,402
JPS	BNP Paribas	1-Month LIBOR plus 0.70%	(200,000,000)	N/A	(200,000,000)	200,037,443
*	The Fund may repurchase the reverse repurchase agreement prior to the maturity date and/or counterparty may accelerate maturity upon pre-specified advance notice.

During the current fiscal period, the average daily balance outstanding and weighted average interest rate on the Funds’ reverse repurchase agreements were as follows:

	JPC	JPS
Average daily balance outstanding	$125,000,000	$200,000,000
Weighted average interest rate	3.00%	3.00%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Fund	Counterparty	Reverse Repurchase Agreements**	Collateral Pledged to counterparty***	Net Exposure
JPC	BNP Paribas	$(125,023,402)	$125,023,402	$—
JPS	BNP Paribas	(200,037,443)	200,037,443	—
**	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
***	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds have entered into any inter-fund loan activity.

10. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

Notes to Financial Statements (continued)

(Unaudited)

For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of July 31, 2018, the Funds’ Statement of Changes in Net Assets reflected the following UNII balances.

	JPC	JPI	JPS	JPT
UNII at the end of period	$(7,492,186)	$(1,378,140)	$(7,510,114)	$270,200

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

11. Subsequent Events

Borrowings

During February 2019, JPC amended its Borrowings and increased the maximum commitment amount and outstanding balance on its Borrowings to $455,000,000 and $455,000,000, respectively. In addition, the Fund also incurred a 0.10% amendment fee on the increase in the maximum commitment amount of the Borrowings. All other terms of the Borrowings remain unchanged.

During February 2019, JPI amended its Borrowings and decreased the maximum commitment amount and outstanding balance on its Borrowings to $215,000,000 and $210,000,000, respectively. All other terms of the Borrowings remain unchanged.

During February 2019, JPS amended its Borrowings and increased the maximum commitment amount and outstanding balance on its Borrowings to $870,000,000 and $853,300,000, respectively. In addition, the Fund also incurred a 0.10% amendment fee on the increase in the maximum commitment amount of the Borrowings. All other terms of the Borrowings remain unchanged.

Reverse Repurchase Agreements

During February 2019, JPI entered into a $60,000,000 reverse repurchase agreement.

During February 2019, JPS increased the balance on its reverse repurchase agreement to $260,000,000.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPS	JPT
Common shares repurchased	—	—	38,000	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

ICE BofAML Contingent Capital Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

ICE BofAML Preferred Securities Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

∎

ICE BofAML U.S. All Capital Securities Index: An index that is comprised of a subset of the ICE BofAML U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofAML U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Index returns do not include the effects of any sales charges or management fees.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

JPC Blended Benchmark: A blended return consisting of: 1) 50% ICE BofAML Preferred Securities Fixed Rate Index, which tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; 2) 30% ICE BofAML U.S. All Capital Securities Index (IOCS), a subset of the ICE BofAML U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 3) 20% ICE BofAML Contingent Capital Securities USD Hedged Index (CoCo), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

JPI Blended Benchmark Index: The JPI Blended Benchmark is a blended return consisting of: 1) 60% ICE BofAML U.S. All Capital Securities Index (IOCS), a subset of the ICE BofAML U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 2) 40% ICE BofAML Contingent Capital Index, which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

∎

JPS Blended Benchmark: A blended return consisting of: 1) 40% of the ICE BofAML Contingent Capital Securities USD Hedged Index (CoCo), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment-grade issues; and 2) 60% of the ICE BofAML U.S. All Capital Securities Index (IOCS), a subset of the ICE BofAML U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns do not include the effects of any sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Negative Convexity Risk: A characteristic of callable or pre-payable securities that causes investors to have their principal returned sooner than expected in a declining interest rate environment or later than expected in a rising interest rate environment. In the former scenario, investors may have to reinvest their funds at lower rates (“call risk”); in the latter, they may miss an opportunity to earn higher rates (“extension risk”). The word “convexity” refers to the convex shape of the curve that portrays the security’s price as a function of different yields.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Option-adjusted spread (OAS): The option-adjusted spread (OAS) for a fixed-income security is the amount of yield that would need to be added to each of the discount rates used to value each of the security’s cash flows (typically based on the yields of U.S. Treasury securities) so that the sum of the discounted value of all of the security’s cash flows matches its market price, using a dynamic pricing model that takes into account any embedded options, such as call features, applicable to the security.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

∎

Yield-to-Worst (YTW): Represents the lowest potential yield that an investor would receive on a bond if the issuer does not default. The yield to worst is calculated by making worst-case scenario assumptions on the issue by calculating the returns that would be received if provisions, including prepayment, call or sinking fund, are used by the issuer. The YTW is used to evaluate the worst-case scenario for yield to help investors manage their risk and exposures.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-B-0119D 780998-INV-B-03/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred and Income Term Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: April 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: April 9, 2019

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: April 9, 2019